Exhibit 10.49
NINTH AMENDMENT TO OFFICE LEASE
1099 18th Street, Denver, Colorado
For valuable consideration, the receipt and adequacy of which are expressly acknowledged, Landlord and Tenant (as defined below) agree as of the Effective Date that:
1.Definitions. In this Ninth Amendment, the following terms have the meaning given:
(a)Effective Date: February 16, 2007.
(b)Landlord: Cumberland Office Park, LLC, a Georgia limited liability company, as successor-in-interest to Denver-Stellar Associates Limited Partnership, a Delaware limited partnership ("DSA").
(c)Tenant: Anadarko Petroleum Corporation, a Delaware corporation, successor-in-interest to Western Gas Resources, Inc. ("Original Tenant").
(d)Lease: Agreement of Lease, dated July 30, 2002, between DSA and ("Original Lease"), as amended by:
(1)First Amendment to Lease, dated as of September 10, 2002, between DSA and Original Tenant ("First Amendment");
(2)Second Amendment to Lease, dated as of July 23, 2004, between DSA and Original Tenant ("Second Amendment");
(3)Third Amendment to Lease, dated as of November 1, 2004, between DSA and Original Tenant ("Third Amendment");
(4)Fourth Amendment to Lease, dated as of December 31, 2004, between DSA and Original Tenant ("Fourth Amendment");
(5)Fifth Amendment to Lease, dated as of April 20, 2005, between DSA and Original Tenant ("Fifth Amendment");
(6)Sixth Amendment to Lease, dated as of May 18, 2005, between DSA and Original Tenant ("Sixth Amendment");
(7)Seventh Amendment to Lease, dated as of June 15, 2005, between DSA and Original Tenant ("Seventh Amendment");
(8)Eighth Amendment to Lease, dated as of November 15, 2005 ("Eighth Amendment"), between Landlord, as successor-in-interest to DSA and Original Tenant;
(9)This Ninth Amendment between Landlord and Tenant.
(e)Existing Space: Existing Space is comprised of approximately 103,263 rentable square feet more particularly described below:
(1)Original Premises: approximately 81,189 rentable square feet located on the 9th and 12th floors of the Building pursuant to Original Lease (more particularly described on Exhibit B-1, Exhibit B-2, Exhibit B-3, and Exhibit B-4, hereto);
(2)First Added Premises: approximately 12,000 rentable square feet located on the 16th Floor of the Building (more particularly described on Exhibit B-5 hereto);

(3)Second Added Premises: approximately 1,928 rentable square feet located on the 16th Floor of the Building (more particularly described on Exhibit B-5 hereto);
(4)Third Added Premises: N/A (were replaced by Fifth Added Premises);
(5)Fourth Added Premises: approximately 6,772 rentable square feet located on the 16th Floor of the Building (more particularly described on Exhibit B-5 hereto);
(6)Fifth Added Premises: approximately 994 rentable square feet located on the 20th Floor of the Building (more particularly described on Exhibit B-6 hereto);
(7)Sixth Added Premises: approximately 3.80 rentable square feet located on the 16th Floor of the Building (more particularly described on Exhibit B-5 hereto);
(f)Expansion Space: Expansion Space is comprised of the Floors or portions thereof more particularly described below:
(1)Suite 650: approximately 16,089 rentable square feet being part of the 6th floor of the Building as shown on Exhibit B-7 hereto;
(2)Floor 13: approximately 20,740 rentable square feet being the entire 13th floor of the Building as shown on Exhibit B-8 hereto;
(3)Floor 14: approximately 20,740 rentable square feet being the entire 14th floor of the Building as shown on Exhibit B-9 hereto;
(4)Floor 15: approximately 20,740 rentable square feet being the entire 15th floor of the Building as shown on Exhibit B-10 hereto;
(5)Floor 17: approximately 19,688 rentable square feet being the entire 17th floor of the Building as shown on Exhibit B-11 hereto, which floor includes an equipment closet containing approximately 90 square feet, in the core controlled by Landlord through the earlier of vacation of the Floor by the 14,090 square foot tenant or July 31, 2008, which such tenant's lease expires; and
(6)Floor 18: approximately 20,138 rentable square feet being the entire 18th floor of the Building as shown on Exhibit B-12 hereto. The outside Delivery Date for Floor 18 is August 1, 2008. Landlord will agree to relocate existing tenant with 3,996 rentable square feet but shall not be obligated to relocated.
(g)Hold Option Space: Means the "Floors" or portions thereof set forth below, subject to paragraph 9 below.
(1)Floor 3: approximately 12,602 rentable square feet being the entire 3rd floor of the Building as shown on Exhibit B-13 hereto. The outside Delivery Date is June 30, 2011, subject to the existing tenant thereon timely vacating such space and subject to an existing tenant's rights to such space. Landlord will enforce the existing lease for such floor and use commercially reasonable efforts to cause such existing tenant to timely vacate such space upon the expiration or earlier termination of its lease.
(2)Floor 22: approximately 21,154 rentable square feet being the entire 22nd floor of the Building as shown on Exhibit B-14 hereto. The outside Delivery Date for Floor 22 is December 1, 2007, subject to the existing tenant thereon timely vacating such space. Landlord will enforce the existing lease for such floor and use commercially reasonable efforts to cause such existing tenant to timely vacate such space upon the expiration or earlier termination of its lease.
(3)Floor 30: approximately 19,071 rentable square feet being the entire 30th floor of the Building as shown on Exhibit B-15 hereto. The outside Delivery Date for Floor 30 is December 1, 2007, subject to the existing tenant thereon timely vacating such space. Landlord will enforce the existing lease for such floor and use commercially reasonable efforts to cause such existing tenant to timely vacate such space upon the expiration or earlier termination of its lease.
(h)Building Address:    Granite Tower
1099 18th Street
Denver, CO 80202
(formerly known as Denver Place Plaza Tower)
(i)Original Expiration Date: December 31, 2010
(j)Extended Expiration Date: April 30, 2018
(k)Scheduled Delivery Date of Suite 650 (floor 6): Upon full execution of this Ninth Amendment
(l)Scheduled Delivery Date of Expansion Space - Floor 17: June 1, 2007, subject to paragraph 6 below
(m)Scheduled Delivery Date of Expansion Space - Floors 13, 14 and 15: September 1, 2007, subject to the existing tenant thereon timely vacating such space.
(n)Delivery Date: The actual delivery date as determined pursuant to Exhibit C hereto for each floor of the Expansion Space or Hold Option Space, as applicable. The Delivery Date for each floor will be confirmed by a Delivery Date Certificate substantially in the form of Exhibit D attached hereto.
(o)Capitalized Terms. Any capitalized term used in this Ninth Amendment but not defined in the Ninth Amendment has the meaning set forth for such term in the Original Lease.
2.Controlling Lease Documents. Except as specifically set forth in paragraph 5 below, as of the Effective Date, the term "Lease" shall mean the Original Lease and this Ninth Amendment and the First through Eighth Amendments, inclusive, shall be deemed terminated and replaced in their entirety by this Ninth Amendment.
3.New Landlord/Condominium.
(a)Landlord has succeeded to the interest of DSA under the Lease. Tenant has succeeded to the interest of Original Tenant under the Lease.
(b)As part of Landlord's succession to the interest of DSA under the Lease, the Building became part of a Block 95 Condominiums (the "Condominium Project"). The new legal description of the Building is set forth on Exhibit A hereto. All references in the Lease to the "Building" and/or "Property" shall be deemed to refer to the condominium unit described on such Exhibit A. The Building does not include the parking garage under the Building, which is a separate unit in the Condominium Project. All references in the Lease to the "Land," means the land which comprises the Condominium Project pursuant to the documents described on Exhibit A.
(c)Landlord represents and warrants to Tenant that the Operating Expenses and Taxes will not include the Operating Expenses and Taxes of any other unit in the Condominium Project and that any charges assessed against the Building by the Association of the Condominium Project will not be included in Operating Expenses or Taxes unless Landlord could include such charges in Operating Expenses and/or Taxes in the absence of the establishment of the Condominium Project.
(d)Neither Landlord nor an affiliate of Landlord owns the project known as Denver Place which is across Curtis Street from the Building ("Denver Place"). Accordingly, all references in the Lease to "Denver Place" or to a "Denver Place Lease" by Tenant for parking or premises at Denver Place (including, without limitation Sections 2l(h) and 40 of the Original Lease) are hereby deleted in their entirety.
4.Sixth Added Premises. Landlord and Tenant agree that the Sixth Added Premises Commencement Date was February 3, 2006.
5.Existing Space. As of the Effective Date, Tenant has possession of the Existing Space and accepts such space AS-IS in its current condition without any obligation to provide any improvements thereto but subject to Landlord's obligation to provide to Tenant a tenant improvement allowance, the "Existing Space Allowance" of $3,304,416.00 ($32.00 per rentable square foot of the Existing Space) in accordance with Exhibit C attached hereto. From the Effective Date through December 31, 2007, Tenant will continue to pay Rent for the Existing Space in accordance with the Original Lease and the First through Eighth Amendments, inclusive. Except for such Rent obligations, from and after the Effective Date, the provisions of the Original Lease as amended by this Ninth Amendment will control.
6.Expansion Space.
(a)As of the Effective Date, Tenant desires to lease, and Landlord is willing to lease to Tenant, the Expansion Space on the terms and conditions of this Ninth Amendment. Subject to the next sentence, Landlord will deliver the Expansion Space to Tenant on or before the Scheduled Delivery Date (defined above for such floor) in the condition required by Exhibit C. Tenant acknowledges that Landlord does not have possession of all of Floor 13 and Floor 17 of the Expansion Space, that Landlord must recover such possession, and therefore the Scheduled Delivery Date for either or both of such Expansion Space floors may be delayed. If the delivery of either of Floors 13 or Floor 17 is delayed beyond its Scheduled Delivery Date (subject to the provisions of Schedule 1) Landlord will continue to use commercially reasonable efforts to deliver such floors, but Tenant will be entitled to additional rent abatement for each day of delay in delivery of such floors pursuant to Schedule 1.
(b)Tenant acknowledges that it has had the opportunity to inspect the Expansion Space and agrees to accept the Expansion Space in its current "as is" condition subject to the provisions of Exhibit C and Landlord's obligation to provide a tenant improvement allowance of $40.00 per rentable square foot of the Expansion Space for improvements to the Expansion Space as set forth in Exhibit C hereto.
(c)From and after the applicable Delivery Date for a floor, all references in the Lease to the term "Premises" shall mean the Existing Space plus the Expansion Space and Hold Option Space delivered by such Delivery Date.
7.Extension of Term. As of the Effective Date, the term of the Lease is extended from the Original Expiration Date of December 31, 2010 to April 30, 2018 (the "Extended Expiration Date"). From and after the Effective Date, all references in the Lease to the "Term" shall mean the period ending on the Extended Expiration Date, as it may be extended or earlier terminated as provided in this Ninth Amendment. "Original Term" means the period from the Commencement Date through December 31, 2007. "First Extended Term" means the period from January 1, 2008 through the Extended Expiration Date.
8.Base Rent. As of January 1, 2008, the Base Rent for the Original Premises and the Expansion Space for the First Extended Term payable in accordance with Section 2 of the Original Lease is set forth on Schedule 1 attached hereto.
9.Hold Option Space.
(a)By written notice to Landlord given on or before June 30, 2007, Tenant will have the right to add all or any portion of the Hold Option Space to the Premises on the same terms and conditions as the lease of the Expansion Space provided that:
(1)The Base Rent for Floors 3, 22 and 30 of the Hold Option Space is set forth on Schedule 2. Rent will commence for each floor of Hold Option Space on the later of May l, 2008 (after expiration of the rent abatement period), or the ninetieth (90th day after the Delivery Date for such floor (the "Hold Space Rent Commencement Date").
(2)Any tenant finish allowance for the applicable floor of Hold Option Space will be the Expansion Space Allowance per square foot ($40.00) pro rated based on the Hold Space Rent Commencement Date for the applicable Hold Option Space over the remaining months in the First Extended Term as of such date;
(3)If Tenant does not timely notify Landlord of its desire to lease any portion of the Hold Option Space as set forth in this paragraph, the Hold Option Space will be subject to the Right of First Refusal and Preferential Right of First Refusal to lease as further described below.
(b)Tenant acknowledges that the delivery of the Hold Option Space is subject to Landlord's ability to recover possession of such Hold Option Space from existing tenants as described in paragraph (1)(g) above. Landlord will bear the cost to recover any of such Hold Option Space; however, Landlord will not have to deliver an applicable floor prior to the dates set forth in such paragraph (1)(g).

10.Adjustments to Base Year and Operating Expenses. Except as amended in this paragraph, the provisions of Section 4 of the Original Lease shall control:
(a)Base Year: In addition to paying Base Rent for the Premises as set forth above, Tenant shall pay as "additional rent," commencing January 1, 2008 an amount determined in accordance with Paragraph 4 of the Original Lease as amended by the next sentence. As of January 1, 2008, the "Operating Expense Base Amount'' and the "Tax Base Amount" will be the dollar amounts of Operating Expenses and Taxes, respectively per rentable square foot calculated by Landlord for the calendar year 2008, as they may be adjusted pursuant to subparagraph 4(a)(vii)(A) of the Original Lease. Landlord will advise Tenant in writing promptly upon their determination in early 2009. Commencing January l, 2009, Tenant will pay as "additional rent'' for the Premises Tenant's Proportionate Share (as defined below) of the increases, in Operating Expenses and Taxes, per rentable square foot, in excess of the Operating Expense Base Amount and Tax Base Amount, respectively.
(b)Tenant's Proportionate Share. Tenant's Proportionate Share of the Premises will be calculated in accordance with Section 4(a)(iv) of the Original Lease and amended as and when additional space is added to the Premises and Rent commences for such additional space.
(c)Adjustments for Condominium Project. In calculating "Taxes," the Lease will be deemed amended to reflect that the Land is now a Condominium Project and the Property/Building are Unit 1 of such Project.
(d)Management Fees. Management Fees will be calculated at market rate not to exceed three percent of Rent during each year of the First Extended Term. If the percentage basis for determining management fees during any year after the Base Year, increase over the percentage for the Base Year, in calculating Additional Expenses for the year of increase, Landlord will revise the Base Year expenses as though such higher rate was in effect for calculating management fees in the Base Year and for calculating Tenant's Proportionate Share of Additional Expenses for the years in which such fee is increased.
11.Parking.
(a)Original Premises Parking Rights. From the Effective Date through the Original Expiration Date, the provisions of Schedule 3 will apply to the cost of parking spaces for the Original Premises, i.e., for 15 reserved spaces and 153 non reserved spaces (the "Initial Parking Spaces"). As of January 1, 2011, the rate for the Initial Parking Spaces will be determined according to Exhibit F hereto.
(b)From January 1, 2008, through the Term of the Lease, for all square footage in the Premises in excess of the Original Premises square footage (81,189 rentable square feet), Tenant will have the right, in accordance with Exhibit F hereto, to lease 1.1 parking spaces in the Building Garage per 1,000 rentable square feet of the Premises in excess of the Original Premises square footage, of which 10% of such spaces may be reserved, at the rates set forth on Exhibit F, as adjusted from time to time.
(c)If additional parking spaces are available in the Parking Garage, from time to time, Landlord may offer Tenant a license to lease from the Parking Operator, up to an additional .9 parking spaces per 1,000 rentable square feet of the Premises (in excess of the Original Premises square footage of 81,189 rentable square feet), on a month to month basis, at the then market parking rates.
(d)Landlord agrees to assist Tenant in obtaining an additional 200 parking spaces in the surface lots or garages near the Building. Tenant will be responsible for directly contracting and paying for such spaces. Landlord has agreed to make available to Tenant from January 1, 2008 through December 31, 2010, as part of its assistance under this subparagraph, 78 unreserved parking spaces in the parking garage under 999 18th Street, at the market rates in effect in such garage from time to time.
(e)In the event Tenant desires to assign the Lease or sublease all or part of the Premises to an Affiliate (as defined in Section 15(e) of the Original Lease) or to any other third party, subject to any Landlord consent required pursuant to Section 15 of the Original Lease, Tenant will have the right to assign its parking rights hereunder. Tenant may not assign or sublease any parking spaces except in connection with an assignment of the Lease or sublease of the Premises
12.Renewal Option:

(a)If, and only if, on the applicable expiration date and the date Tenant notifies Landlord of its intention to renew the term of this Lease (as provided below), (i) Tenant is not in default after notice and opportunity to cure, and (ii) this Lease is in full force and effect, then Tenant, shall have and may exercise an option to renew this Lease ("Renewal Option") for a minimum of four (4) contiguous floors, up to and including, the entire Premises, beginning at lowest or highest floor levels in the Premises for up to twenty (20) years, in five (5) or ten (10) year increments, at Tenant's election (each a "Renewal Term"), upon substantially the same terms and conditions contained in this Lease with the exception that the rental rate in effect for any Renewal Term shall be the "Market Rate" (as defined in subparagraph (d) below).
(b)If Tenant desires to exercise its Renewal Option, Tenant must notify Landlord in writing of its intention to renew on or before the date which is at least twelve (12) months but no more than fifteen (15) months prior to the then applicable expiration date which notice shall include the period for which Tenant desires to exercise such right. Landlord shall, within the next fifteen (15) business days, notify Tenant in writing of Landlord's determination of the Market Rate for the requested period and Tenant shall, within ten (10) business days following receipt of Landlord's determination of the Market Rate, notify Landlord in writing whether (i) Tenant accepts or rejects Landlord's determination of the Market Rate or (ii) Tenant desires to negotiate such Market Rate as set forth below. If Tenant timely notifies Landlord of Tenant's acceptance of Landlord's determination of the Market Rate, this Lease shall be extended as provided herein and Landlord and Tenant shall, within ten (10) business days of such acceptance enter into an amendment to this Lease to reflect the extension of the term and changes in Rent in accordance with this paragraph 12. If Tenant elects to negotiate such Market Rate in accordance with subparagraph (c) below, Tenant shall be obligated to extend the Term for the period set forth in such notice.
(c)If Tenant elects to negotiate such Market Rate Landlord and Tenant will use good faith efforts to agree on such Market Rate within 45 days after Tenant's notice to negotiate. If Landlord and Tenant are unable to reach agreement on such Market Rate after good faith efforts to do so within such 45 day period, Landlord and Tenant shall, within ten (10) days thereafter, each appoint a "Qualified Appraiser" (as defined below), ("Landlord's Qualified Appraiser" and "Tenant's Qualified Appraiser," respectively). A "Qualified Appraiser" is a licensed real estate broker or an appraiser who is a member of the American Institute of Real Estate Appraisers, (i) who has at least ten (10) years experience in the Central Business District of Denver, Colorado in evaluating and negotiating rental rates for properties and tenancies of this size, and (ii) who has not previously worked for either party. If Landlord's Qualified Appraiser and Tenant's Qualified Appraiser are unable to reach agreement within fifteen (15) days after their appointment, they shall, within ten (10) days thereafter, appoint an additional Qualified Appraiser ("Additional Qualified Appraiser") with the same qualifications. Within 3 business days after the appointment of such Additional Qualified Appraiser, each of Landlord's Qualified Appraiser and Tenant's Qualified Appraiser will submit their respective written reports of the Market Rate applicable to the Premises to the Additional Qualified Appraiser. Within ten (10) days thereafter, the Additional Qualified Appraiser shall determine the Market Rate for the extended term, which will be the Market Rate proposed by Landlord's Qualified Appraiser or the Market Rate proposed by Tenant's Qualified Appraiser. If Landlord's Qualified Appraiser and Tenant's Qualified Appraiser do not agree upon and timely designate the Additional Qualified Appraiser, either Landlord or Tenant may request that the local office of the American Arbitration Association (or, if such organization or its successor shall no longer be in existence, a recognized national arbitration association mutually satisfactory to both parties), designate the Additional Qualified Appraiser, and the Additional Qualified Appraiser so designated shall, for all purposes, have the same standing and powers as though the Additional Qualified Appraiser had been initially appointed by Landlord's Qualified Appraiser and Tenant's Qualified Appraiser. Landlord and Tenant shall each bear the cost of its Qualified Appraiser and shall share equally the cost of the Additional Qualified Appraiser. Upon determination of the Market Rate as provided herein, Landlord and Tenant will execute an amendment to this Lease confirming the extension of the Term and the financial terms of the Market Rate. If the Market Rate is not determined prior to the date of the commencement of any Renewal Term, promptly upon its resolution, Landlord and Tenant will make any necessary rent adjustments.
(d)Market Rate: With respect to the Renewal Option and Preferential Right to Lease provisions hereunder, the applicable fair market value rental rate (the "Market Rate") shall be the then prevailing rents (including, without limitation, those similar to the Base Rent and Additional Rent) payable by tenants having a credit standing substantially similar to that of Tenant, for properties of equivalent quality, size, utility and location as the Premises, including any additions thereto, located within the Denver, Colorado Central Business District and leased for a term equal to the applicable term for which the Market Rate is being determined and taking into account market tenant inducements, such as, leasehold improvement allowances; abatements (including with respect to base rental, operating expenses and real estate taxes, and parking charges); the inclusion of parking charges in rental; lease takeovers/ assumptions; relocation/moving allowances; space planning/ interior architecture and engineering allowances; refurbishment and repainting allowances; club memberships; other concessions or inducements; extent of services provided or to be provided; distinction between "gross" and "net'' lease; base year or dollar amount for escalation purposes (both operating expenses and ad valorem/real estate taxes); any other adjustments (including by way of indexes) to base rental; term or length of lease; the time the particular rental rate under consideration was agreed upon and became or is to become effective; the payment of a leasing commission and/or fees/bonuses in lieu thereof, whether to Landlord, any person or entity affiliated with Landlord, or otherwise; and any other relevant term or condition in making such Market Rate determination.
(e)Transferability. Tenant shall have the right to transfer this Renewal Option in connection with an assignment or sublease to an Affiliate or Qualified Transferee (as defined in paragraph 26 below).
13.Right of First Refusal. The provisions of Section 31 of the Original Lease shall continue in effect as amended by this paragraph 13.
(a)The Right of First Refusal "Offer Space" shall include all of the 3nl through 23n1 floors, inclusive, of the Building.
(b)If Tenant declines to lease the Designated Refusal Space, Landlord must reoffer the Designated Refusal Space to Tenant if the overall economic terms offered to the prospective tenant are less than 90% of the overall economic terms offered to Tenant, in addition to reoffering any Designated Refusal Space for which a lease is not executed within six (6) months after the date of Landlord's Refusal Notice to Tenant in accordance with the Original Lease.
(c)If Tenant elects to Lease the Designated Refusal Space, Tenant shall execute an amendment to this Lease to add such Designated Refusal Space at the Designated Refusal Space Rate and the Designated Refusal Space Allowance provided that:
(i)Any Designated Refusal Space Allowance will be disbursed to Tenant in accordance with Exhibit C hereto;
(ii)Rent will not commence on such Designated Refusal Space until the later of the 90th day after the Delivery Date of such Space or the 90th day plus any additional period of abatement included in the Designated Refusal Space Rate;
(iii)Designated Refusal Space will be delivered by Landlord in the condition required under Exhibit C hereto;
(iv)Tenant shall have the right to lease up to 1.1 parking spaces per 1,000 rentable square feet of the Designated Refusal Space (up to 10% of such spaces may be reserved), all at the prevailing market rates from time to time during the Term;
(v)If the term set forth in the offer is for more or less than the term remaining in this Lease, Landlord will propose the Market Rate for any different term so that the lease of the Designated Refusal Space becomes coterminous with this Lease provided any lease for the Designated Refusal Space is for at least a twenty-four (24) month term; if Tenant, after receiving Landlord's proposed Market Rate, elects to lease the Designated Refusal Space but objects to such Market Rate for the Designated Refusal Space proposed by Landlord for the period required to make the lease for such Designated Refusal Space coterminous, the provisions of subparagraph 12(c) above shall apply to determine such Market Rate.
(d)If Tenant declines to lease a Designated Refusal Space and thereafter Landlord timely enters into a lease for such Designated Refusal Space with a third party, Tenant's Right of First Refusal will lapse as to any such Designated Refusal Space, but such space will continue to be subject to Tenant's Right of First Offer as set forth in paragraph 14 below
(e)Tenant shall have the right to assign this Right of First Refusal, in whole, but not in part, only in connection with an assignment or sublease, to an Affiliate or Qualified Transferee.
14.Preferential Right of First Offer. In addition to Tenant's Right of First Refusal and subject to the terms of this paragraph 14, Landlord grants to Tenant a preferential right of first offer ("Right of First Offer") to lease any space ("Preferential Space"), in the Building which (i) is greater than 10,000 rentable square feet or (ii) is contiguous to space on a floor in the Premises regardless of its size, and is "Available for Direct Lease" (as defined below) at the Market Rate (as defined above).
(a)"Available for Direct Lease" shall mean vacant or not subject to any unexercised right by a third party; provided that if Tenant desires such space, Landlord will offer such space as required to trigger and resolve such third party right.

(b)Upon at least twenty (20) days' prior written request from Tenant ("Tenant's Request for Space"), which request shall remain valid for one (1) year from the date of such request, or within twenty (20) days after any Preferential Space is Available for Direct Lease and a Tenant's Request for Space is in effect, Landlord will notify Tenant ("Designated Offer Notice") of the availability of such Preferential Space (the "Designated Preferential Space") including date of availability and Landlord's good faith determination of the Market Rate for such Designated Preferential Space ("Landlord's Offer Notice"). Landlord's Offer Notice will contain terms coterminous with the term of this Lease provided that the minimum term offered shall be at least twenty-four (24) months. Within ten (10) business days after receipt of Landlord's Offer Notice, Tenant shall notify Landlord in writing of Tenant's intention to lease such Designated Preferential Space. If Tenant and Landlord are unable after good faith negotiations to agree on the Market Rate for such Designated Preferential Space within thirty (30) days thereafter, Tenant may either (i) decline to lease such Designated Preferential Space, or (ii) agree to lease such space subject to determination of the Market Rate for such Designated Preferential Space in accordance with sub- paragraphs 12(c) and (d) above.
(c)Tenant shall not be in default after notice and opportunity to cure, at the time of Landlord's Designated Offer Notice or the date at which such Designated Preferential Space is to be delivered to Tenant.
(d)Tenant shall have the right to lease up to 1.1 parking spaces per 1,000 rentable square feet of Designated Preferential Space (up to 10% of such spaces may be reserved), at the prevailing market rate for parking from time to time during the Term.
(e)Landlord will deliver the Designated Offer Space to Tenant in the condition required by Exhibit C and any allowance for improvements in the Market Rate shall be subject to Exhibit C. Rent for any such Offer Space will commence upon the 90"' day after the Delivery Date for such Offer Space subject to any abatement included in the Market Rate.
(f)If Tenant declines to lease the Designated Offer Space and Landlord does not enter into a lease for such Designated Offer Space within six (6) months thereafter, or offers such space on economic terms Jess than ninety (90%) percent of those offered to Tenant, Landlord will reoffer such space to Tenant when and if it is Available for Direct Lease.
(g)This Right of First Offer is assignable in whole, but not in part, in connection with an assignment or sublease to an Affiliate or Qualified Transferee.
15.Termination Options. This paragraph replaces in its entirety any termination option (partial or otherwise) set forth in the Original Lease. Tenant (so long as Tenant is not then in default hereunder after notice and opportunity to cure) shall have the right to terminate this Lease effective as of December 31, 2014 (the "Termination Date"), for up to three (3) contiguous floors or all of the Premises, beginning at the lowest or highest floor levels in the Premises, by delivery of a written termination notice (the "Termination Notice") to Landlord at least twelve (12) months prior to the Termination Date and identifying the floors to be terminated. In the event of any such termination, Tenant shall pay to Landlord, within thirty (30) days after Tenant's receipt of the Calculation Statement (as hereafter defined), fifty percent (50%) of the termination fee (the "Termination Fee") in the amount described below with the balance of the Termination Fee payable on or before July 1, 2014. The Termination Fee shall be equal to the sum of (i) an amount equal to twelve (12) months' Rent, plus (ii) the unamortized portion of (w) all improvements to the Premises paid for by Landlord (including any unamortized commissions and allowances for the Existing Premises), (x) all leasing and brokerage commissions and expenses relating to this Lease paid for by Landlord, (y) all design, construction, management and space planning fees and expenses relating to the construction or improvement of the Premises paid for by Landlord; and (z) unamortized free rent (for the period from January 1, 2008 through April 30, 2008) (the sum of the costs described in items (w), (x), (y) and (z) above being referred to as the "Total Costs"). The unamortized portion of the Total Costs shall be the balance of the Total Costs remaining to be amortized as of the Termination Date with the amortization period beginning on January 1, 2008, and ending on the Termination Date. Such amortization shall be calculated using the even payment method, without interest, and all such payments having been assumed to be made through the Termination Date. Within thirty (30) days after the Effective Date, Landlord will provide to Tenant a statement of the Total Costs which can be determined as of the Effective Date together with reasonable documentation of the same; thereafter when space is added to the Premises which is not included in the initial calculation, Landlord will advise Tenant of new Total Costs. Landlord's failure to timely notify Tenant of such Total Costs will not limit Tenant's obligation to pay any Termination Fee hereunder. If Tenant objects to Landlord's calculation of the Total Costs from time to time after meeting with Landlord to review the basis for such calculation, Tenant will have the right to require such Total Costs determination to be decided by arbitration. Within thirty (30) days after the delivery of the Termination Notice, Landlord shall prepare and deliver to Tenant Landlord's calculation of the Termination Fee (the "Calculation Statement''), which shall be final and binding, absent manifest error. Failure of Tenant to give timely notice as required above or to pay timely the Termination Fee, as noted in the Calculation Statement, within the respective time periods set forth herein, shall render this paragraph, and the rights contained herein, null and void and of no further force or effect. Additionally, Tenant agrees to fully and faithfully perform all of its obligations under the Lease for the period commencing upon receipt of the Termination Notice up through the Termination Date. The rights under this paragraph 15 are transferable in whole only to an Affiliate
16.Use of Premises. Section 5 of the Original Lease is deleted in its entirety and replaced with the following:
(a)Tenant shall use and occupy the Premises for General Business Office use. "General business office" use shall be deemed to include kitchen and eating facilities (including coffee bars and vending machines), computer and telecommunications facilities, data processing and transmission, accounting facilities, conference and meeting facilities and other uses typically made by other office tenants in the geographic area.
(b)Tenant shall also have the right to use the lobby or other public areas of the Building (including the Plaza) for social or cultural events (not more than three (3) times per year subject to adequate notice to Landlord and compliance with Landlord's policies for such events, including, without limitation insurance and liquor liability requirements) and subject to approval by the Condominium Association, if required. All of such events shall be suitable for a first-class office building.
17.Additional Insurance for Tenant's Use. Notwithstanding the provisions of Section 6 of the Original Lease, if Tenant's use of the Premises is, in the opinion of the Building's insurer or an insurance organization, more hazardous than typical first class office use and requires the payment of additional insurance premiums, Tenant shall either cease such use or pay such additional premium as Landlord's sole remedy.
18.Services. As of the Effective Date, the provisions of Section 7(a) of the Original Lease are amended as follows:
(a)HVAC. The cost for Non-Business Hours RVAC Services shall be Landlord's actual out of pocket costs from time to time, and Section 7(a)(J) of the Original Lease is amended accordingly.
(b)Electricity. Section (7)(1)(ii)(A) and (B) of the Original Lease are amended to read as follows:
(A)the continuous total power consumption of such equipment does not exceed an average of 4.5 watts per usable square foot of the Premises over the entire Premises on an annualized basis (but if Tenant exceeds such amount the provisions of Section 7(b)(i)(B) shall apply;
(B)electricity furnished for such equipment uses a nominal 120 volts and no electrical circuit for the supply of such use need have a capacity in excess of 20 amperes excluding Tenant's existing right to use up to 200 amperes for the Computer Room pursuant to the Original Lease; and subject to availability of ampere capacity in the Building, to Tenant's compliance with code, and to separate metering, Tenant shall have the right to additional 480 volt connection (Landlord acknowledges that a 400 amperes 480 volt connection for exclusive use by Tenant exists on the 15th Floor which is separately billed to the tenant and serviced by Xcel Energy).
(c)Elevator. Section 7(a)(v) is amended to read as follows: Two (2) automatic passenger elevators for service to the Premises at all times.
(d)Janitorial. If Tenant vacates a floor, Tenant shall have the right to notify Landlord to cease janitorial service on such floor and Tenant shall be entitled to a credit to that year's operating expenses attributable to the cost of such janitorial service which Landlord is no longer providing.
(e)Security. Landlord agrees to provide Building and Parking Garage security services at a level substantially similar to other first-class office buildings located in the Central Business District area of Denver, Colorado. In addition, Tenant shall have the right, at its sole expense, to install and maintain, within the Premises and outside the Premises for purposes of limiting or providing access to the Premises, an electronic card key access system, cipher Jocks, proximity card readers, palm readers, retinal scanner security devices, video cameras and/or such other security devices or personnel as may be approved by Landlord in writing, such approval not to be unreasonably withheld, conditioned or delayed and provided any such system will be compatible with existing Building systems. Landlord may require any such system to be removed upon the expiration or earlier termination of this Lease.
19.Additional Services. In addition to the services set forth in Section 7(b) of the Original Lease, Landlord will permit Tenant the following:

(a)Additional Supplemental HVAC Equipment: During the Term, in addition to the space utilized by Tenant as of the Effective Date, Landlord shall provide the required space in the Building (subject to availability of space) for Tenant's supplemental HVAC equipment. Such space shall be used for the installation of chillers, pumps, controls and electrical distribution equipment, as required, to supply the Premises with 24 hour, 7 days per week HVAC if required by Tenant. Expenses associated with the installation, operation, maintenance and insuring of such equipment shall be borne by Tenant.
(b)Additional Emergency Generator: During the Term and subject to approval by the City and County of Denver and compliance with applicable code, Landlord shall provide required space in or around the Building in a location mutually agreed upon, for an additional emergency generator, if required by Tenant. All expenses associated with the installation, operation, maintenance and insuring of such generator shall be borne by Tenant, including without limitation payment for any displaced parking or storage space. Tenant shall continue to have its rights and obligations regarding the existing generator pursuant to the Original Lease.
(c)Emergency Generator Fuel Supply: During the Term, but subject to applicable codes and approval by the City and County of Denver and analysis of the location by the Building's structural engineer, Landlord shall provide required space in or around the Building or Parking Garage for a fuel supply tank if required for any additional emergency generator. Tenant acknowledges that Tenant's existing generator uses a natural gas supply. Landlord does not represent that an acceptable location for such a tank exists in or around the Building in an area controlled by Landlord. Expenses associated with the installation, operation, maintenance and insuring of such tank shall be borne by Tenant, and Tenant acknowledges that Landlord will require additional insurance coverage is such a tank is installed. Tenant shall pay market rent equal to the equivalent parking spaces displaced if such tank must be located in the Parking Garage and takes up parking spaces.
(d)Riser Backup Power, Telecom: During the Term, Landlord shall permit Tenant the use of riser space in the Building (of a capacity not less than four 4-inch risers) from Tenant's emergency generator to a central distribution point in the Premises. Such riser space shall be used for installation of conduit containing control wiring and electrical distribution cabling used to supply the Premises with emergency power and for telecommunications wiring and fiber. There shall be no rental cost to Tenant for the use of such riser space, but Landlord shall not be obligated to construct additional riser space for Tenant's use nor shall such riser space be exclusive to Tenant. Expenses associated with the installation, operation, maintenance and insuring of the conduit shall be borne by Tenant, but there shall be no charge to Tenant for the abovementioned existing risers. If Tenant requires services from a new telecom provider who is not currently servicing the Building, arrangement for such services shall be subject to Section 27 of the Original Lease.
(e)Riser Chilled Water: During the Term, Landlord shall provide the required riser space from Tenant's external supplemental cooling package to Tenant's supplemental HVAC equipment located in the Premises. Such riser space shall be used for the installation of piping used to transport chilled water and required control wiring used to supply the Premises with such supplemental cooling. There shall be no rental cost to Tenant for the use of such riser space. Expenses associated with the installation, operation, maintenance and insuring of such equipment shall be borne entirely by Tenant.
20.Interruption of Services: The provisions of Section 7(c) of the Original Lease are restated in their entirety as follows to shorten the time frames previously set forth therein: Except as expressly provided otherwise in this Lease, Tenant agrees that Landlord shall not be liable for damages (by abatement of rent or otherwise) for failure to furnish or, for delay in furnishing, any service, or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by repairs, renewals, or improvements, by any strike, lockout or other labor trouble not directed solely against Landlord or its Affiliates, by inability to secure fuel, by governmental laws, regulations or orders, by Landlord's compliance, in whole or in part with any government promulgated program (whether voluntary or mandatory), for conservation of energy by any accident or casualty whatsoever, by act or default of Tenant or other parties, or by any cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying rent or performing any of its obligations under this Lease. Landlord's obligation to furnish services shall also be further conditioned upon the availability of adequate energy sources from the public utility companies then servicing the downtown Denver area. Landlord agrees to use reasonable efforts to restore any suspended service as soon as possible. Notwithstanding the foregoing provisions of this subparagraph 7(c), Base Rent and any applicable Expense Adjustment Amount and Tax Adjustment Amount shall be abated in the event of the disruption of services in accordance with the following provisions: (i) in the case of interruption of electrical power to the Premises resulting in a shutdown of Tenant's computers, antennas, telephones, or other office equipment, if such interruption continues for three (3) consecutive days and as a result Tenant is not using the Premises (or the affected portion), then the Base Rent and any applicable Expense Adjustment

Amount and Tax Adjustment Amount for the Premises (or, if only a portion of the Premises is affected, prorated for such portion) shall be abated commencing on the first day following the third (3rd) continuous business day of such disruption until the service in question has been restored; (ii) in the case of the substantial failure of the water supply to the restroom or substantial failure of the HVAC system to the Premises or of any portion of the life safety system, and if such interruption continues for three (3) consecutive business days without Landlord having provided reasonable substitute temporary services, and as a result Tenant is not using the Premises (or portion affected) then Base Rent for the Premises and any applicable Expense Adjustment Amount and Tax Adjustment Amount (or, if only a portion of the Premises is affected, for such portion) shall be abated commencing on the first day following the third (3rd) consecutive business day of such disruption until the service in question has been restored. Notwithstanding the foregoing, [A] in the event that more than fifty percent (50%) of any floor included in the Premises is not used as a result of the disruption (other than by minimally necessary personnel), it shall be deemed that the entire floor is not used as a result of the disruption; and [B] and if more than fifty percent (50%) of the Premises is not used or deemed to be not used as a result of the disruption (other than by minimally necessary personnel), then all of the Premises will be deemed not used as a result of the disruption. If the disruption renders more than seventy-five percent (75%) of the Premises untenantable (i) for over thirty (30) consecutive business days when Landlord has, within its reasonable control, the ability to provide such utility or service, or (ii) for over 180 consecutive days in all other cases (except condemnation or casualty), then Tenant may upon delivery of written notice to Landlord, terminate this Lease which termination shall be effective upon Tenant's vacation from the Premises on the date specified in the notice which date shall be within thirty (30) days after delivery Tenant's notice to terminate.
21.Access to Premises. The provisions of Section 7(d) of the Original Lease are amended and restated in their entirety as follows: Subject to an event of casualty or condemnation or force majeure (provided Landlord shall at all times use commercially reasonable efforts to provide such access despite such conditions), Landlord shall provide Tenant with access to the Premises, the Building and the Parking Garage twenty-four (24) hours a day, seven (7) days a week; provided, however, that (i) Landlord may temporarily restrict access to the Premises, the Building and the Parking Garage as reasonably necessary to repair or maintain the Building or any Building systems (including, but not limited to, one 12-hour interruption each year for Building and systems maintenance upon prior written notice at least thirty (30) days prior to such scheduled shutdown, provided that to the extent commercially practicable Landlord will schedule such work during non-Business Hours and will coordinate the scheduling of any such work if it must occur during Business Hours in a manner that does not materially adversely affect Tenant's business from the Premises), and (ii) Landlord may establish reasonable and nondiscriminatory regulations for the exercise of access to the Premises during non-Business Hours (as long as access is not unreasonably restricted during such hours), for the safety of the tenants or occupants of the Building or for the protection of the Building. In the event Tenant is precluded from access to the Premises for three (3) consecutive business days not the result of a casualty or condemnation or force majeure (subject to Landlord's obligations to use commercially reasonable efforts to provide such access despite such condition), and as a result Tenant is unable to access and use the Premises (or portion affected), then Base Rent and any applicable Expense Adjustment Amount and Tax Adjustment Amount for the Premises (or if only a portion of the Premises is affected, for such portion) shall be abated commencing on the first day following the third (3rd) consecutive business day of such preclusion until access has been restored. Notwithstanding the foregoing, [A] in the event that Tenant is precluded from access to more than fifty percent (50%) of any floor included in the Premises, it shall be deemed that Tenant is precluded from access to the entire floor; and [B] if Tenant is precluded from access to more than fifty percent (50%) of the Premises, then it shall be deemed that Tenant is precluded from access to the entire Premises. Landlord will take all commercially reasonable efforts to restore all access as soon as practicable.
22.Hazardous Materials. Subparagraph 26(o)(i) of the Original Lease is hereby deleted in its entirety and replaced with the following (which language was included in the First Amendment and is restated in its entirety in this Ninth Amendment):
(i)The Landlord hereby represents that to the best of its knowledge, no Hazardous Materials (as defined below) are located in violation of applicable law within the Building or Parking Garage. In the event that Hazardous Materials are located in the Building or Parking Garage not as a result of Tenant's acts, omissions or negligence, and any action is required to be taken under any Environmental Law (hereinafter defined), then Landlord upon becoming aware thereof will promptly give written notice to Tenant that identifies the Hazardous Materials and the actions required to be taken and Landlord will take such action mandated by applicable law to bring the Building and Parking Garage into material compliance with applicable Environmental Laws within thirty (30) days or such longer period of time as is reasonably necessary after the requirement arises and will provide reasonable evidence of such compliance to the Tenant; provided, however, in the event such compliance or registration cannot reasonably be completed or obtained within such thirty (30) days, the Landlord will not be in default hereunder provided the Landlord commences such corrective action within said thirty (30) days and diligently pursues the same to completion. Notwithstanding the foregoing, in the event the presence of Hazardous Substances (for reasons other than the violation of Tenant's covenants under subparagraph 26(o)(ii)) renders all or any of the Premises untenantable for seven (7) consecutive business days, then Rent payable hereunder shall abate commencing on the eighth (8th) business day of such untenantability in whole (if the entire Premises is untenantable) or in part (if only a portion of the Premises is untenantable) until the Premises are tenantable. For purposes of this subparagraph 26(o)(i), [A] in the event that more than seventy-five percent (75%) of any floor included in the Premises is untenantable, it shall be deemed that the entire floor is untenantable, but if more than fifty percent (50%) of any floor is included in the Premises is untenantable and Tenant is therefore unable to use the balance of such floor, then it shall be deemed that the entire floor is untenantable; and [B] if more than seventy-five percent (75%) of the Premises is untenantable, then all of the Premises will be deemed untenantable. If the period of untenantability shall continue for one hundred twenty (120) days, then Tenant, by notice to Landlord prior to the end of the period of untenantability may terminate this Lease.
23.Alterations. Subject to Tenant's compliance with the provisions of Section 8 of the Original Lease, Landlord acknowledges and agrees that Tenant shall have the right to incorporate special tenant improvements (in the way of improvements and/or upgrades) into the Building and the Premises, including, but not limited to, interconnecting stairwells (subject to applicable code), facilities for computers, separate, self-contained air conditioning systems (including rooftop equipment for same), conference and meeting room facilities, dining rooms and lunchrooms (including kitchens in support thereof, exercise/health, training and medical facilities, telephone equipment rooms, fiber optics, high-ceiling areas, and other special facilities, including security, incidental to Tenant's office operations, provided same shall be compatible with Landlord's base building systems, and subject to Landlord's consent, which consent shall not be unreasonably withheld, conditioned or delayed. Such special improvements, to the extent that same are for Tenant's sole use, shall be furnished and installed at Tenant's sole cost and expense. Tenant may have an obligation to remove or restore any special improvements added to the premises, which shall be determined based upon review and approval of each special tenant improvement, but shall in no event include doors, walls, floor coverings, wall coverings, window coverings, any typical office ceiling grid, panels or light fixtures or any other finish.
24.Signage. Notwithstanding anything to the contrary in the Original Lease, Landlord grants to Tenant the following signage and identity rights subject to the terms of this paragraph.
(a)Monument Sign. Tenant, at its sole cost and expense, shall have the top two tenant slots on the multi- tenant Building monument sign on 18th Street (generally located as shown on Exhibit I hereto) with only "Granite Tower" above the Tenant's name," which sign may be in Tenant's customary font and provided further that no competitor of Tenant shall be named in the slot immediately below Tenant's name. Landlord agrees that it will not install any other exterior monument signage at the Building which provides for tenant identification without making the comparable top spaces available to Tenant. The foregoing monument sign is different from the Block Signage described on Exhibit I. Tenant shall have the right to transfer its rights to any of such spaces on any monument sign in connection with an assignment or sublease to an Affiliate or any transferee approved by Landlord pursuant to Section 15 of the Original Lease whose name and business are suitable for a first class office building.
(b)Facade Signage. Tenant, at its sole cost and expense, shall have the right to exclusive facade signage bearing the name "Anadarko" or Tenant's logo (substantially in the form shown on Exhibit I or other logo reasonably acceptable to Landlord) in the form of a backlit sign, at or near the top of the Building, subject to the approval of the City and County of Denver and compliance with all applicable codes and subject to Tenant's compliance with all of the following:
(1)Tenant and its Affiliates occupy at least seven (7) floors in the Building;
(2)Tenant is not in default under this Lease after notice and opportunity to cure; and
(3)Tenant installs, repairs and maintains such signage in accordance with provisions of Exhibit I attached hereto.
(4)Tenant shall have the right to assign or transfer this facade signage right solely in compliance with paragraph 25 below.
25.Qualified Transferee. Section 38 of the Original lease is amended and restated in its entirety as follows: Notwithstanding any provision to the contrary set forth in the Original Lease:
(a)the following rights are transferable to an Affiliate or Qualified Transferee"
(1)Renewal Option; provided Tenant confirms its liability under the Lease for any such renewal period and the area of the Premises assigned or sublet; and

(2)Right of First Refusal; provided Tenant transfers the right in its entirety.
(b)Qualified Transferee means (i) an Affiliate or (ii) a third party assignee or subtenant who is approved by Landlord pursuant to Section 15 of the Original Lease and who also meets all of the following criteria:
(1)Leases and fully occupies seven (7) or more floors of the Building;
(2)Has a reputation and business appropriate for a first class office building; and
(3)Is a Fortune 500 or similarly qualified company.
(c)Tenant shall have the right to assign or otherwise transfer its facade signage rights (set forth in subparagraph 24(b) above) only to an Affiliate who otherwise qualifies as a Qualified Transferee, or to a third party Qualified Transferee whose name, in Landlord's reasonable approval, is appropriate for a first class office building and will not negatively impact the Building's market value.
26.Maintenance/Common Area Appearance. Notwithstanding anything to the contrary set forth in the Original Lease, Landlord covenants and agrees that during the Term:
(a)The appearance of any space leased on the ground floor or any other public area of the Building such as the interior plaza level ("Public Area") shall be suitable and appropriate for first class office buildings in the Central Business District of Denver, Colorado;
(b)Without the prior written consent of Tenant, which shall not be unreasonably withheld, no competitor of Tenant shall be permitted to lease space in any Public Area or to signage rights in any Public Area or the Parking Garage with the exception of such competitor's name on (i) permitted monument signage pursuant to subparagraph 24(a), (ii) the information directory on which all tenants are named, and (iii) its reserved parking spaces;
(c)Attached hereto as Schedule 4 is a list of scheduled improvements to the Building for 2007-2008; and
(d)Landlord confirms its obligation under the Original Lease to maintain or to correct, if required by applicable code as a result of a notice of violation or as a requirement of any building permit and approval sought by Tenant to complete its improvements or alterations in the Premises from time to time during the Term, at Landlord's expense and subject to any permitted pass through as an Operating Expense, the Building's restrooms, elevators and public access areas in compliance with the ADA; provided that any such ADA compliance issues which arise because of the special needs of Tenant, its agents or employees, shall be a Tenant obligation and expense.
27.Consent. In all cases where the consent or approval shall be required or requested of either Tenant or Landlord pursuant to the Lease, the giving of such consent or approval shall not be unreasonably withheld, conditioned or delayed by the party from whom such consent is required or requested.
28.Waiver of Landlord's Lien. Notwithstanding any provision to the contrary set forth in the Original Lease, Landlord waives any statutory or other lien in any and all goods, wares, equipment, fixtures, furniture, improvements and other personal property of Tenant now or later situated on the Premises and all proceeds thereof. Tenant's personal property may be removed from the Premises without Landlord's consent at any time.
29.Fire or Casualty. Section 11 of the Original Lease is amended as follows:
(a)Landlord will deliver its notice of the time required to repair the Premises or Building within ten (10) business days after the date of such damage. If Landlord's notice states that the damage to the Premises or Building (if Tenant's use and access is materially impaired), cannot be repaired within one hundred eighty (180) days of the date of such damage, Landlord will have the right to terminate the Lease in such notice. If Landlord does not elect to terminate the Lease and Landlord's notice provides that repairs cannot be made within one hundred eighty (180) days, Tenant will have ten (10) business days after receipt of Landlord's notice to terminate this Lease. If neither Landlord nor Tenant elects to terminate this Lease, Landlord will promptly commence and diligently commence to repair such damage in accordance with such Section 11. Tenant will have another right to terminate the Lease by written notice to Landlord, if Landlord fails to complete such repairs within two hundred ten (210) days following such damage, unless conditions outside of Landlord's control (e.g. force majeure) result in delay and Landlord is diligently pursuing such repair. Notwithstanding the foregoing, Tenant shall also have the right to terminate this Lease if more than three (3) floors of the Premises are materially damaged during the last twelve (12) months of the Term
30.The 3-Month Holdover. In clarification of the provisions of Section 16(a) of the Original Lease, the right of Tenant to elect a three (3) month holdover will only apply to any part of the Term, including a Renewal Term, if Tenant has not exercised a Renewal Option to extend the Term of the Lease beyond its then current expiration date.
31.Satellite Equipment: Section 35 of the Original Lease is amended to provide as follows:
(a)For the period up to the Extended Expiration Date, Tenant will have space on the roof for up to two (2) thirty-six inch (36") rooftop satellite dishes without charge; Tenant will continue to pay for electricity for such dishes.
(b)If Landlord elects to relocate the Satellite Equipment at Landlord's cost, the Satellite Equipment will be relocated to a location reasonably acceptable to Landlord and Tenant so that the equipment is still operational.
(c)Except in an emergency, Landlord will notify Tenant if any repairs, maintenance or alterations to the roof of the Building will impact Tenant's equipment and Landlord shall use commercially reasonable efforts to minimize any impact on the operation of the equipment.
(d)Landlord agrees to use commercially reasonable efforts to facilitate resolution of interference with any other rooftop equipment, including relocation, if necessary.
(e)Landlord has no obligation to provide any additional roof space for Tenant's equipment.
32.Landlord Default. In addition to the provisions of Section 26(h) of the Original Lease, Landlord agrees that in the event of an emergency, or other event which threatens life or safety, or that materially adversely affects Tenant's use of the Premises to which Landlord fails to respond within 24 hours after notice from Tenant, Tenant shall have a self-help right to take such commercially reasonable actions to cure the problem and the right to require Landlord to pay for the costs thereof. If Landlord fails to timely pay after written notice to Landlord and Landlord's Mortgagee, Tenant may offset such amounts against rent in addition to Tenant's existing offset right for any Tenant allowance properly requested by Tenant, and Landlord's failure to pay after notice and opportunity to cure.
33.Landlord Assignment. Notwithstanding any contrary provision in the Original Lease, upon a transfer by Landlord, Landlord shall not be released from liability until the transferee agrees to assume all of Landlord's obligations under the Lease in writing and Tenant receives written notice of the transfer.
34.Late Payment/Interest. Notwithstanding any contrary provision in the Original Lease, if Tenant fails to pay timely any Rent due hereunder, Landlord agrees to waive one (1) late payment fee in any twelve (12) month period, but interest shall accrue on the unpaid amount from the date due until paid.
35.No On-Demand Payments. Notwithstanding any contrary provision in the Original Lease, any amounts payable by Tenant to Landlord "on-demand" shall not be due and payable until thirty (30) days after Landlord's delivery to Tenant of an invoice therefore.
36.Landlord Reserved Rights. Notwithstanding the provisions of Section 19 of the Original Lease, Landlord will use commercially reasonable efforts, in the exercise of its reserved rights, to minimize interference with Tenant's access to and use of its Premises, the Building and Tenant's parking spaces hereunder. In the event Landlord enters the Premises pursuant to Section 19 of the Original Lease, Landlord agrees (i) to provide at least 24 hours prior written notice (except in the event of an emergency, in which case, notice will not he required), (ii) Tenant may designate a representative to accompany Landlord or its agents, (iii) Tenant's access to the Premises shall not be blocked; (iv) Tenant's computer equipment shall not be moved or operated by Landlord, its agents, contractors or employees; and (v) Landlord shall use commercially reasonable efforts not to disrupt Tenant's use of the Premises and will use all commercially reasonable efforts to minimize interference with Tenant's operations and prosecute to complete Landlord's work in a timely manner. In the event Tenant's use of the Premises is materially, adversely affected for more than fifteen (15) consecutive days due to Landlord's entry pursuant to this Section, Tenant's Rent shall be proportionately abated until Landlord's work is completed.

37.Insurance. As of the Effective Date, Tenant will provide to Landlord a Certificate of Insurance evidencing Tenant's compliance with its existing coverage evidenced on Exhibit G hereto. Tenant agrees that it will carry the insurance evidenced on such certificate during the term of the Lease, and will, from time to time, upon Landlord's request, provide updated certificates of insurance reflecting such coverage. Tenant acknowledges that since Tenant is a Fortune 500 company, Landlord has permitted Tenant to self-insure as set forth on such Exhibit G notwithstanding the provisions of the Original Lease which do not permit Tenant to so self-insure. This permission to self-insure is granted to Anadarko Petroleum Corporation only.
38.Delivery Date Certificate. Within thirty (30) days after the Delivery Date of one or more floors of the Expansion Space or Hold Option Space, Tenant will execute, acknowledge, and deliver to Landlord the Delivery Date Certificate substantially in the form attached hereto as Exhibit D.
39.Rules and Regulations. Notwithstanding anything to the contrary set forth in the Original Lease, as of the Effective Date, Landlord and Tenant acknowledge and agree that:
(a)Tenant has received a copy of the new Rules and Regulations for the Building attached hereto as Exhibit E.
(b)In the event of any conflict between the provisions of the Rules and Regulations and the provisions of this Ninth Amendment or the Original Lease, the provisions of this Ninth Amendment or the Original Lease, as applicable, shall control.
(c)Landlord will provide to Tenant thirty (30) days written notice of any changes to the Rules and Regulations.
(d)No amendments to the Rules and Regulations will materially increase the economic obligations of Tenant under the Lease or materially adversely affect Tenant's use and occupancy of the Premises.
40.Subordination and Nondisturbance.
(a)Within sixty (60) days after execution and delivery of this Ninth Amendment by Tenant to Landlord together with the Subordination Agreement attached hereto as Exhibit H, Landlord will obtain an original of such Subordination Agreement executed by its lender, Principal Life Insurance Company.
(b)Landlord hereby confirms its agreement to and obligations pursuant to subparagraphs 18(b) and 18(c) of the Original Lease. Landlord agrees that Tenant's obligation to subordinate to any "future mortgage" (as defined in the Original Lease) shall be conditioned upon Landlord obtaining for and delivering to Tenant an agreement in recordable form and in a form reasonably acceptable to Landlord, Tenant, and the holder of such future mortgage for the Building (which shall not diminish Tenant's rights of offset provided in subparagraph 26(h) of the Original Lease as amended by this Ninth Amendment), executed by the holder of any such future mortgage.
41.Notice. Notwithstanding any contrary provisions of the Original Lease, the addresses for Landlord and Tenant for Rent (excluding parking rent) and notices hereunder are as set forth below:
Tenant:    John A. Frere, III
Anadarko Petroleum Corporation
1201 Lake Robbins Drive
The Woodlands, Texas 77380
with a copy to:    Facilities Manager
Anadarko Petroleum Corporation
1099 18th Street, Suite 1200
Denver, Colorado 80202
with a copy to:    James P. Bailey, Jr.
Cushman & Wakefield of Texas, Inc.
1330 Post Oak Boulevard, Suite 2700
Houston, Texas 77056

Landlord:    Cumberland Office Park, LLC
5800 Granite Parkway, Suite 750
Plano, Texas 75024
Attention: John D. Anderson
with a copy to:    Cumberland Office Park, LLC
c/o Granite Properties, Inc.
1099 18th Street, Suite 2960
Denver, Colorado 80202
Attention: Stephanie Lawrence
Landlord Rent Address:
Envelope for Courier or Overnight Delivery
(use address below of inside envelope)
Wells Fargo Lockbox
Ref: Lockbox 1807 - Granite Properties, Inc.
1700 Lincoln Street, Lower Level 3
Denver, Colorado 80274
Envelope for Mail Delivery:
Cumberland Office Park, LLC
Wells Fargo Lockbox
Ref: Lockbox 1807 - Granite Properties, Inc.
1700 Lincoln Street, Lower Level 3
Denver, Colorado 80274
Via EFT
Bank Name: Wells Fargo Bank, NA
ABA Number 121000248
Account Name: Granite Properties, Inc.
Account Number: 4945061919
Reference: Granite Tower Suite 1200
42.Broker. Each of Landlord and Tenant represents and warrants to the other that neither has dealt with any broker or agent in negotiating this Ninth Amendment except Frederick Ross Company (Landlord's broker) and Cushman & Wakefield of Texas, Inc. (Tenant's broker) (collectively, the "Brokers"). Landlord will pay any commission owed to the Brokers pursuant to a separate agreement. Each of Landlord and Tenant will indemnify and hold the other harmless from all damages paid or incurred by the other resulting from any claims asserted against such party by brokers or agents claiming through the other party.
43.Executive Order. As of the Date, Tenant represents and warrants to Landlord that (a) Tenant is not listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Asset Control Department of the Treasury ("OFAC") pursuant to the requirements of Executive Order No. 13224, 66 Fed. Reg. 49079 (Sept. 25, 2001) (the "Order") or on any other lists of terrorist or terrorist organizations ("Lists") issued pursuant to the rules and regulations of OFAC or in any other enabling legislation or other Executive Orders in respect thereof (the Order and such other rules, regulations, legislation or orders are collectively called the "Orders"); (b) Tenant is not and will not be engaged in any activities prohibited in the Orders; (c) Tenant has not been convicted or pleaded nolo contendere to charges related to activity prohibited in the Orders; and (d) Tenant will not permit the Premises to be used for activities prohibited in the Orders nor permit the Premises to be occupied by any person on such Lists.
44.Reaffirmation of Lease Terms. Tenant and Landlord agree that the terms, covenants, and conditions of the Lease shall remain and continue in full force and effect as amended herein. Tenant confirms that Landlord is in compliance with the Lease provisions and that Tenant does not have any defenses, claims or offsets against Landlord as of the date hereof. As of the date hereof, Tenant waives and releases Landlord and its agents and employees, from any and all claims, demands, damages, actions, causes of action, or suits of any kind or nature whatsoever, known or unknown, arising out of or in connection with the Lease and/or the use or occupancy of the Existing Space prior to the date hereof. Except as specifically modified in this Ninth Amendment, the Lease remains in full force and effect. If there is any conflict between the terms and provisions of this Ninth Amendment and the terms and provisions of the Original Lease, the terms and provisions of this Ninth Amendment shall govern
45.Authority. Each of Landlord and Tenant represents and warrants to the other that the person executing this Ninth Amendment on behalf of such party is duly authorized to do so. As of the Effective Date, Tenant represents and warrants to Landlord that (a) there are no subleases, assignments, or other agreements between Tenant and any third party concerning or affecting the Lease or the Existing Space or any portion thereof; and (b) Tenant has not assigned, conveyed, pledged, or granted any interest in the Lease or any portion of the Existing Space to any person or entity.
45.Miscellaneous Provisions.
(a)Governing Law. The governing Jaw of this Ninth Amendment and all provisions hereunder shall be governed by and construed in accordance with the laws of the State of Colorado.
(b)Complete Agreement. This Ninth Amendment contains all agreements, understandings and arrangements between the parties hereto with regard to the matters described herein.
(c)Benefit. Subject to the limitations on Tenant's assignment and subleasing provided in the Lease, this Ninth Amendment shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.
(d)Amendment. This Ninth Amendment may not be amended except in writing signed by the parties hereto.
(e)Headings. The paragraph headings of this Ninth Amendment are for reference only and shall not be deemed to alter or affect the meaning of the terms hereof.
(f)Binding Effect. This Ninth Amendment becomes effective only upon the execution and delivery by Landlord and Tenant.
(g)Time. Time is of the essence hereof.
(h)Survival. All covenants, agreements, representations and warranties as set forth in this Ninth Amendment shall survive the termination of the Lease as amended herein.
(i)Counterparts. This Ninth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same agreement.
(j)Exhibits. The following schedule and exhibits are attached to and incorporated in this Ninth Amendment:
Schedule 1        Monthly Base Rent for the Premises
Schedule 2        Monthly Base Rent for the Option Space
Schedule 3        Original Parking Rates Through December 31, 2010
Schedule 4        2007-2008 - Scheduled Building Improvements
Exhibit A     Legal Description of Building
Exhibit B     Premises
Existing Space
Exhibit B-1    9th Floor Layout of the Building
Exhibit B-2    10th Floor Layout of the Building
Exhibit B-3    11th Floor Layout of the Building
Exhibit B-4    12th Floor Layout of the Building
Exhibit B-5    16th Floor Layout of the Building
Exhibit B-6    20th Floor Layout of the Building
Expansion Space
Exhibit B-7    Suite 650 on the 6th Floor of the Building
Exhibit B-8    13th Floor Layout of the Building
Exhibit B-9    14th Floor Layout of the Building
Exhibit B-10    15th Floor Layout of the Building

Exhibit B-11    17th Floor Layout of the Building
Exhibit B-12    18th Floor Layout of the Building
Hold Option Space
Exhibit B-13    3rd Floor Layout of the Building
Exhibit B-14    22nd Floor Layout of the Building
Exhibit B-15    30th Floor Layout of the Building
Exhibit C    Work Letter
Exhibit D    Delivery Date Certificate
Exhibit E    Rules and Regulations
Exhibit F    Parking Agreement
Exhibit G    Insurance Certificate
Exhibit H    Subordination Agreement
Exhibit I        Tenant Exterior Sign on Building and Monument Sign Locations
The undersigned have executed this Tenth Amendment as of the Effective Date.

LANDLORD:

Cumberland Office Park, LLC, a Georgia limited liability company

By: GPI Tower, Ltd., a Texas corporation, its sole member

By: SF Realty, Inc., a Texas corporation, its general partner

By: /s/ Stephanie T. Lawrence Name: Stephanie T. Lawrence Title: Vice President - Managing Director - Denver

TENANT:

Anadarko Petroleum Corporation, a Delaware corporation

By: /s/ John A. Frere III Name: John A. Frere III Title: Real Estate and Facilities Manager

SCHEDULE 1

Granite Tower
Annual Base Rental Rate for Existing Space and Expansion Space per RSF per Year
Period		Base Rent Excluding Suite 650	Base Rent for Suite 650
From	To
1/1/2008	4/30/2008	Abated	Abated
5/1/2008	12/31/2008	$21.91	$23.75
1/1/2009	12/31/2009	$22.17	$24.34
1/1/2010	12/31/2010	$22.44	$24.95
1/1/2011	12/31/2011	$25.58	$25.58
1/1/2012	12/31/2012	$26.22	$26.22
1/1/2013	12/31/2013	$26.87	$26.87
1/1/2014	12/31/2014	$27.55	$27.54
1/1/2015	12/31/2015	$28.23	$28.23
1/1/2016	12/31/2016	$28.94	$28.94
1/1/2017	12/31/2017	$29.66	$29.66
1/1/2018	4/30/2018	$30.40	$30.40

Base Rent for any particular Expansion Space Floor will begin on the later of 5/1/08 or 120 days from Delivery Date for such floor at the rate set forth above as of such date. Rent for all Premises will be abated from January 1, 2008 to April 30, 2008, subject to the paragraphs below.
If Tenant receives delivery of floors 13, 14 or 15 prior to 9/1/07, then Tenant shall pay $36,024.88 per month per floor (which is Sprint's current rent) through 8/31/07 (the "Early Delivery Rent") with no additional rental due until May 1, 2008. The Early Delivery Rent shall be paid, at Tenant's option, from the Expansion Space Allowance or on May 1, 2008.
If Floor 13, 14 or 15 is not delivered by September 1, 2007, Tenant will be entitled an additional abatement of Base Rent of $2,817.43 per day per Floor for each day after such date, until Floor 13, 14 or 15 is delivered.
If Floor 17 is not delivered by June 1, 2007, Tenant will be entitled an additional abatement of Base Rent of $2,817.43 per day for each day after such date, until Floor 17 is delivered.
Rent for Floor 18 will commence one hundred twenty (120) days after the Delivery Date for Floor 18 at the rate set forth above as of such date.

Schedule 1

SCHEDULE 2

Granite Tower
Hold Option Space Annual Rental Rate per RSF
Period		Base Rent For Floor 3	Base Rent For Floor 22	Base Rent For Floor 30
From	To
05/01/08	12/31/08	$20.75	$26.75	$29.75
01/09/09	12/31/09	$21.27	$27.42	$30.49
01/01/10	12/31/10	$21.80	$28.10	$31.26
01/01/11	12/31/11	$22.35	$28.81	$32.04
01/01/12	12/31/12	$22.90	$29.53	$32.84
01/01/13	12/31/13	$23.35	$30.27	$33.66
01/01/14	12/31/14	$22.90	$31.27	$34.50
01/01/15	1:2/31/15	$23.48	$31.80	$35.36
01/01/16	12/31/16	$24.06	$32.59	$36.25
01/01/17	12/31/17	$24.67	$33.41	$37.15
01/01/18	04/30/18	$26.56	$34.24	$38.08
Rent commences for any Hold Option Space ninety (90) days after the Delivery Date for such space, but no earlier than May 1, 2008 (after expiration of the rent abatement period).

Schedule 2

SCHEDULE3
ORIGINAL PARKING RATES THROUGH DECEMBER 31, 2010

Initial Parking Spaces:	Parking Rates as of 1/1/07, subject to increases as set forth below.

Reserved Spaces: 15	$185.00 per reserved space- subject to increase below

Non-Reserved Spaces: 153	$125.00 for unreserved space - subject to increase below
(a)the monthly rental rate for unreserved Initial Parking Spaces shall be $85.00 per parking space during the first two (2) years of the Original Term, $125.00 per Initial Parking Spaces during the third (3rd) through and including the fifth (5th) year of the Original Term and thereafter at the monthly rates posted from time to time by the Operator; provided, however, that such rates shall not increase by more than five percent (5%) per annum on a cumulative basis based on the rate in the fifth year of the Lease in the amount of $125.00; and
(b)the monthly rental rate for reserved Initial Parking Spaces shall be $100.00 per Initial Parking Space during the first two (2) years of the Original Term, $185.00 per Initial Parking Spaces during the third (3rd) through and including the fifth (5th) years of the Original Term and thereafter at the monthly rates posted from time to time by the Operator; provided, however, that such rates shall not increase by more than five percent (5%) per annum on a cumulative basis based on the rate in the fifth year of the Lease in the amount of $185.00.
These rates expire December 31, 2010 and thereafter the Initial Parking Spaces will be subject to the rates then in effect pursuant to Exhibit F for the Expansion Space Parking Spaces.

Schedule 3

SCHEDULE4
2007-2008 - Scheduled Building Improvements

Item	Description
Elevator Cabs (1)	Refurbishment of tower elevator cabs including new textured glass, laminate back walls and new carpet. Completion scheduled 2007.
Main Lobby Lighting (1)	Enhanced lighting with new pendant fixtures and wall sconces. Installation scheduled 2/07.
Building Entry Signage (1)	Signage band across exterior entrance to enhance building identity. Installation scheduled second quarter 2007.
Block Signage (2)
Design and installation of freestanding major monument sign at corner of 18th
& Curtis Street, angled for visibility from both directions and listing block
amenities.Complimentary signs also to be installed at corner of 18th &
Arapahoe and 19th & Arapahoe. Locations shown on Exhibit I.

Plaza Redesign (3)	Design exterior plaza and stair renovation. Implementation of plan scheduled in 2008 after opening of Ritz-Carlton and signature restaurant and establishment of pedestrian traffic patterns.
Plaza Level Retail	Determine potential retail uses for Plaza level to coordinate with plaza redesign.

(1)	We have samples and/or designs of these items available for Tenant's review.

(2)
The Block Signage scheduled for completion in 2007 is used to identify the major components on the block (apartments, hotel, athletic club, office building) and consequently, will not be subject to Tenant's review and is subject to approval by the Condominium Association.

(3)
Plaza Redesign: Landlord will submit plans and/or renderings for the Plaza Redesign ("Plaza Redesign Plans") which Landlord plans to submit to the Condominium Association ("CA") (for CA approval) to Anadarko for Anadarko's review and comment. Tenant acknowledges that Landlord does not have final authority over the design, cost, implementation or timing.

Schedule 4

EXHIBIT A
BUILDING LEGAL DESCRIPTION
Unit 1, BLOCK 95 CONDOMINIUMS, according to the Master Declaration of Block 95 Condominiums recorded August 31, 2005 under Reception No. 2005147039, as amended by the Amended and Restated Master Declaration of Block 95 Condominiums recorded December 19, 2005 at Reception No. 2005215222, and the Condominium Map thereof recorded August 31, 2005 under Reception No. 2005147040, as amended by the Amended and Restated Condominium Map recorded on December 19, 2005 at Reception No. 2005215223, in the records of the Clerk and Recorder of the City and County of Denver, State of Colorado.

Exhibit A

EXHIBIT B-1
9TH FLOOR LAYOUT OF THE BUILDING

Exhibit B-1

EXHIBIT B-2
10th FLOOR LAYOUT OF THE BUILDING

Exhibit B-2

EXHIBIT B-3
11th FLOOR LAYOUT OF THE BUILDING

Exhibit B-3

EXHIBIT B-4
12th FLOOR LAYOUT OF THE BUILDING

Exhibit B-4

EXHIBIT B-5
16th FLOOR LAYOUT OF THE BUILDING

Exhibit B-5

EXHIBIT B-6
20th FLOOR LAYOUT OF THE BUILDING

Exhibit B-6

EXHIBIT B-7
SUITE 650 ON THE 6TH FLOOR LAYOUT OF THE BUILDING

Exhibit B-7

EXHIBIT B-8
13th FLOOR LAYOUT OF THE BUILDING

Exhibit B-8

EXHIBIT B-9
14th FLOOR LAYOUT OF THE BUILDING

Exhibit B-9

EXHIBIT B-10
15th FLOOR LAYOUT OF THE BUILDING

Exhibit B-10

EXHIBIT B-11
17th FLOOR LAYOUT OF THE BUILDING

Exhibit B-11

EXHIBIT B-12
18th FLOOR LAYOUT OF THE BUILDING

Exhibit B-12

EXHIBIT B-13
3rd FLOOR LAYOUT OF THE BUILDING

Exhibit B-13

EXHIBIT B-14
22nd FLOOR LAYOUT OF THE BUILDING

Exhibit B-14

EXHIBIT B-15
30th FLOOR LAYOUT OF THE BUILDING

Exhibit B-15

EXHIBITC
1099 18th Street
WORKLETTER
1.Conflicts: Terms. If there is any conflict or inconsistency between the provisions of the Ninth Amendment and those of this Exhibit C, (the "Work Letter"), the provisions of this Work Letter will control. Except for those terms expressly defined in the Work Letter, all initially capitalized terms will have the meanings stated for such terms in the Ninth Amendment. The following terms have the meanings indicated:
(a)"Scheduled Delivery Date" means the dates set forth in the Ninth Amendment for a Floor.
(b)"Delivery Date" the actual date of the delivery of the applicable floor of the Expansion Space in accordance with subparagraph 3(a) below.
(c)"Landlord's Representative" means Trish Eshbaugh.
(d)"Tenant's Representative" means John Frere.
(e)"Landlord's Work" means all alterations, improvements and installations to the Expansion Space to be completed by Landlord, at its sole cost and expense, from time to time, pursuant to paragraph 3 below.
(f)"Tenant's Improvements" means all alterations, leasehold improvements and installations to be constructed or installed by Tenant in the Premises, from time to time, according to this Work Letter.
(g)"Building Standard" means those certain component elements utilized in the design and construction of improvements in the Building that have been pre-selected by Landlord to ensure quality, function and appearance throughout the Building (which elements may include, but are not limited to, ceiling systems, doors, hardware, walls, floor coverings, finishes, window coverings, light fixtures and HVAC components).
2.Representatives. Landlord appoints Landlord's Representative to act for Landlord in all matters covered by the Work Letters. Tenant appoints Tenant's Representative to act for Tenant in all matters covered by the Work Letters. All inquiries, requests, instructions, authorizations and other communications with respect to the matters covered by the Work Letters will be made to Landlord's Representative or Tenant's Representative, as the case may be. Tenant will not make any inquiries of or requests to, and will not give any instructions or authorizations to, any other employee or agent of Landlord, including Landlord's architect, engineers and contractors or any of their agents or employees, with regard to matters covered by the Work Letters. Either party may change its Representative under the Work Letters at any time by three (3) days' prior written notice to the other party.
3.Landlord Obligations.
(a)Delivery Conditions. These conditions apply to any space in the Premises, excluding the Existing Premises. On or before the Scheduled Delivery Date for the applicable Floor, Landlord will deliver such Floor and any other space to be delivered by Landlord from time to time under the Lease in its AS-IS condition except as set forth herein:
(1)broom-clean, floors vacuumed and with any prior tenant's personal property removed; and
(2)floors level to a standard of ½ inch over a 10 foot distance, non-cumulative, and if a floor does not meet this standard upon the Delivery Date, Landlord will, at its sole cost and expense, correct the level of such floor, as reasonably necessary, during construction of Tenant's Improvements on such floor.
(b)ADA Restrooms. If, in connection with Tenant's improvements to any of the Premises pursuant to this Exhibit C, a condition to obtaining a building permit and Approval by the City and County of Denver, alterations are required to a floor's restrooms for ADA compliance, which requirement is not the result of a special Tenant need, Landlord, at its sole cost and expense, will make such alterations in a manner acceptable to Landlord to satisfy such code issue. Tenant will cooperate with Landlord to permit Landlord to timely and efficiently complete such work.

Exhibit C - 1

(c)Window Replacement. Tenant acknowledges that certain exterior windows in the Premises may have to be replaced as a result of prior damage. Landlord is completing such work in compliance with OSHA and insurance requirements arising out of the incident. Tenant will cooperate with Landlord to permit such replacement in a timely and efficient manner in connection with Tenant's work hereunder if practicable.
4.Prior Access.
(a)So long as the applicable Expansion Space is vacant, Landlord grants to Tenant, along with its employees, agents, contractors, subcontractors, space planner/interior architect, engineers, consultants, suppliers and other representatives, and their respective employees, a license to enter any of such space at any time prior to the Scheduled Delivery Date for the purposes of inspecting same, and for the installing of "building standard" and non-"building standard" leasehold improvements therein, as well as the installing of furniture, fixtures and equipment (including telephone, communications and computer equipment, further including wiring and cabling for same). It is the intention of Landlord and Tenant that all Expansion Space be delivered to Tenant at the earliest possible date notwithstanding such date may be earlier than the Scheduled Delivery Date.
(b)Such right of prior access shall also include access to and use of loading dock facilities, and freight elevator(s), as well as access to and use of appropriate electrical and other systems and related facilities, provided such entry and work shall be in harmony with Landlord's contractors and subcontractors, and shall not unreasonably interfere with or delay completion of the work to be performed by Landlord in the Premises or elsewhere in the Building.
(c)Except as otherwise set forth on Schedule 1, (for early delivery of Floors 14 or 15) there shall be no obligation on the part of Tenant to pay Base Rent, or Tenant's pro rata share of Operating Expenses and Taxes, by reason of any such prior access.
(d)There shall be no charge to Tenant, its contractors or their subcontractors for electricity, beating, ventilation, air conditioning, Building Standard security, insurance (except as relates to work which Tenant and/or its contractors or their subcontractors may undertake in the Premises, including general liability coverage and which shall otherwise comply with Schedule C-1 attached hereto) and/or taxes during the construction period, or for the use of the loading dock or freight elevator(s), or the personnel required for the operation thereof, during the construction period or otherwise prior to the commencement date of the Lease for the Initial Premises or any additional space leased by Tenant in the Building during the Term, as applicable.
5.Construction Plans. Tenant agrees to construct in and upon the Premises the Tenant's Improvements in accordance with the provisions of this Work Letter. From time to time after execution of this Ninth Amendment, Tenant shall submit to Landlord for Landlord's approval plans, specifications, and a cost estimate for construction of the Tenant's Improvements for an area of at least one full floor per request ("Tenant's Buildout Proposal"). Landlord will approve or disapprove in writing the Tenant's Buildout Proposal within three (3) business days after receipt from Tenant and, if disapproved, Landlord shall provide Tenant with specific reasons for disapproval. If Landlord fails to approve or disapprove the Tenant's Buildout Proposal on or before the end of such three (3) business day period, Landlord shall be deemed to have approved the last submitted Tenant's Buildout Proposal. The foregoing process shall be repeated until Landlord has approved (which shall include deemed approval) the Tenant's Buildout Proposal for the submitted area (such Tenant's Buildout Proposal, when approved by Landlord and Tenant, is herein referred to as the "Construction Plans").
6.Outside Contractors. Subject to Landlord's approval, which consent shall not be unreasonably withheld, conditioned or delayed, with respect to the construction work to be performed in the Premises, Tenant shall have the right to undertake both "building standard" and non-"building standard" leasehold improvements within the Premises (except where same relate to base building structural and/or mechanical systems) through outside contractors of its own choosing, subject to Landlord's approval, which approval shall not be unreasonably withheld, conditioned or delayed, provided the entry and work on the part of such outside contractors (i) shall be in coordination with Landlord's contractors and their subcontractors, (ii) shall not unreasonably interfere with or delay completion of the work to be performed by Landlord in the Premises or elsewhere in the Building, (iii) subject to reasonable Landlord's Construction Rules and Regulations and in compliance with Landlord's reasonable insurance requirements, provided that, (iv) Outside Contractor will not be allowed for structural engineering and Tenant agrees to utilize Landlord's contractor (currently Martin & Martin) provided that such costs are market.

Exhibit C - 2

7.Construction. Tenant will construct the Tenant's Improvements in a good and workmanlike manner, using only experienced contractors, architects, and other consultants subject to Landlord's reasonable approval and compliance with Landlord's insurance requirements. Even if Landlord has permitted Tenant and its architects and contractors access to the Premises in order for Tenant to prepare the Tenant's Buildout Proposal and/or Construction Plans and to prepare for construction of the Tenant's Improvements, Tenant shall not commence the actual construction of Tenant's Improvements until (1) Tenant has obtained the necessary government permits, and (2) Tenant has furnished to Landlord proof of insurance coverage as hereinafter described. Upon Tenant's request, Landlord will promptly provide to Tenant such drawings, plans, documents, and other technical information in Landlord's possession or subject to Landlord's control which relate to the Building (including but not limited to the structural, plumbing, electrical, HVAC, utilities, reserved water capacity, and other features of the Building) and which may be necessary or convenient for Tenant's preparation of the Tenant's Buildout Proposal, Construction Plans, and/or applications for government permits. All work for the Tenant's Improvements shall be carried out by Tenant's contractor under Tenant's direction, in compliance with the contractor rules and regulations reasonably promulgated by Landlord from time to time. Tenant has received a copy of such rules and regulations in effect as of the Effective Date. Tenant warrants that the Tenant's Improvements shall conform to the Construction Plans and to the requirements of all applicable laws, including building, plumbing, and electrical codes and other requirements (such as ADA compliance, if not Landlord's obligation pursuant to paragraph 3 above), of governmental authorities with jurisdiction over the Tenant's Improvements. Tenant shall timely pay all claims for labor or materials furnished for the Tenant's Improvements at the Premises, and shall not allow any mechanic's or materialman's lien or claim for lien to be justly filed against the Premises in connection with the Tenant's Improvements.
8.Insurance. Tenant's contractor shall carry the following insurance coverage: (a) commercial liability insurance against claims for personal injury or death or property damage occurring in or about the Premise, with coverages of not less than $1,000,000.00 per occurrence, as more particularly described on Schedule C-1; (b) builder's risk insurance covering the replacement value of Tenant's Improvements; and (c) auto liability insurance in an amount of at least $500,000 per occurrence, as more particularly described on Schedule C-1. Such insurance shall expressly insure both Tenant and, as additional insured, Landlord and the Property Manager.
9.Permitted Costs. Finish and Additional Allowance.
(a)Tenant shall bear the costs and expenses for the preparation of Tenant's Buildout Proposal and Construction Plans, obtainment of permits, and construction of Tenant's Improvements. However, Landlord shall reimburse to Tenant a finish allowance set forth below (the "Finish Allowance"), to be disbursed from Landlord to Tenant to pay "Permitted Costs" as defined below, in installments no more frequently than monthly upon receipt of documentation below and subject to 10% retainage from each draw with the final ten percent (10%) retainage paid upon receipt of all required close out documents, which include, but not limited to a Final Inspection by the City of Denver, lien waivers, as-builts, product data, etc. as reasonably required by Landlord. Tenant's requests to Landlord for disbursement of a Finish Allowance installment shall include documentary evidence of the costs and expenses paid out to-date by Tenant for the Tenant's Improvements. "Permitted Costs" means (1) the contract sum required to be paid to the general contractor engaged to construct Tenant's Improvements (the "Contract Sum"), (2) the fees of the preparer of the Engineering Plans and the Construction Plans, and (3) payment of the Construction Management Fee (hereinafter defined). No "Construction Management Fee" shall be payable to Landlord if Landlord is not required to do more than review and approve plans and disburse the Finish Allowance. If Tenant requests construction management services, the rates set forth in subparagraph (d) shall apply.
Finish Allowance: means any and all of the following:
(1)    Existing Space Allowance: $32.00 per rentable square foot.
(2)    Expansion Space Allowance: $40.00 per rentable square foot.
(3)    Hold Space Allowance:    prorated Expansion Space Allowance based on Hold Space Rent Commencement Date for applicable Hold Option Space over remainder of the First Extended Term.
(b)Additional Allowance. So long as Tenant is not in default under the Lease (after notice and opportunity to cure) and if the cost of Tenant's Improvements exceeds the Finish Allowance, Tenant may request that Landlord provide up to an additional $10.00 per rentable square foot of the Expansion Space (the "Additional Allowance"), to be applied to Excess Costs in accordance with this paragraph 4. Upon receipt of a request from Tenant for such Additional Allowance, Landlord will notify Tenant in writing (the "Additional Allowance Notice") of the adjusted basic rent (the "Adjusted Basic Rent") determined pursuant to this

Exhibit C - 3

paragraph to incorporate the Additional Allowance. The Adjusted Basic Rent will be the sum of Basic Rent due under this Lease plus the Additional Allowance Factor. The "Additional Allowance Factor" shall be the total Additional Allowance amortized over the 184- month term of the Lease for the Expansion Space at a rate of 9% per annum. Upon receipt of the Additional Allowance Notice, Tenant will have five (5) days to notify Landlord, in writing, of Tenant's acceptance of the Additional Allowance Notice. If Tenant accepts the Additional Allowance Notice, Tenant will execute an amendment to this Lease so confirming the Adjusted Basic Rent within 30 days of receipt of same from Landlord. Tenant's obligation to pay the Adjusted Basic Rent shall commence on the first day of the month following the execution of the Lease amendment and be retroactive to the Delivery Date. If Tenant fails to apply all the Additional Allowance to the cost of Tenant's Improvements, Tenant will have no right to the use of any excess Additional Allowance and the Adjusted Basic Rent will be reduced accordingly. In the event Tenant fails to request the Additional Allowance on or before December 31, 2008, or fails to deliver to Landlord written notice of Tenant's acceptance or rejection of the Additional Allowance Notice, Tenant's option for any Additional Allowance shall terminate.
(c)If Tenant does not use all of the Existing Space Allowance or the Expansion Space Allowance (excluding any Additional Allowance), Tenant shall have the right to apply any of such unused Allowance to the payment of Rent hereunder; Tenant represents to Landlord that Tenant will apply substantially all of such Allowances or out-of-pocket funds in an amount equal to substantially all of such Allowances to the cost of Improvements of the Premises.
(d)Construction Management Fee if Tenant requests Landlord to supervise the Tenant's Improvements.
(1)Existing Space, Expansion Space and Hold Option Space: 2% of the costs of Tenant's Improvements.
(2)All other space:

$0 - $1,000	0%
$1,001 - $10,000	6%
$10,001 - $50,000	5%
$50,001 - $100,000	4%
$100,001+	3%
10.As-Builts. Within sixty (60) days after completion of Tenant's Improvements for a phase of construction (for example, all the Expansion Space), Tenant will provide to Landlord a copy of the CADD file containing the as-builts of such phase of construction, including Mechanical/Electrical/Plumbing (MEP) CADD files.

Exhibit C - 4

SCHEDULE C-1

GRANITE PROPERTIES, INC.
ADDITIONAL INSURED ENDORSEMENT- GENERAL CONTRACTORS
ISO ENDORSEMENT AND CGL POLICY

CERTIFICATE REQUIREMENTS:
The Certificate of Insurance must:

•	List Granite Properties and Partnership entity as additional insured on all liability policies;

•	state that Contractor's policy is primary and non-contributory;

•	state what endorsement form policy being used for additional insured; (see sample on next page)

•	state that umbrella is follow form.

THE FOLLOWING ENDORSEMENTS ARE ACCEPTABLE:

1. CG 20.10.11.85
2. CG 20.37.10.01 with either CG 20.10.10.00 or CG 20.33.10.01
3. CG 70.85.07.02

THE FOLLOWING ENDORSEMENTS ARE NOT ACCEPTABLE:

1.
CG 20 10 10 01 edition - Additional Insured coverage for "your ongoing operations" only. not "your work". Now specifically states in accord with the Pardee Construction decision that coverage is excluded for completed operations (and therefore Construction Defect Liability) for additional insureds.

2.
CG 20 33 10 01 edition - Additional Insured coverage on an automatic basis for "your ongoing operations". Now specifically states in accord with the Pardee Construction decision that status as an insured under this endorsement ends when operations are completed. Specifically excludes coverage for professional liability for design and supervision, as well as completed operations (and therefore does not cover Construction Defect Liability) for additional insureds.

3.
CG 22 94 10 01 edition - Blanket endorsement for all exposures removing the exception to the "your work" exclusion under Exclusion L of Section 1, Coverage A. This is the exception that reads "This exclusion does not apply if the damaged work or the work out of which the damage arises was performed on your behalf by a subcontractor.: With the exception to the exclusion removed, there is NO COVERAGE for damage to the GO's work even when done by subs.

4.	CG 22 95 10 01 edition - Scheduled endorsement similar to 22 94 above but for specific sites or operations.

Schedule C-1, Page 1

ACORD™ CERTIFICATE OF LIABILITY INSURANCE

DATE (MM/DD/YY)

PRODUCER

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURERS AFFORDING COVERAGE

INSURED

INSURER A: RATED AX OR BETTER
INSURER B:
INSURER C:
INSURER D:
INSURER E:

COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
A	GENERAL LIABILITY				EACH OCCURRENCE	$1,000,000
	X COMMERCIAL GENERAL LIABILITY				FIRE DAMAGE (Any one fire)	$300,000
	CLAIMS MADE X OCCUR				MED EXP (Any one person)	$10,000
					PERSONAL & ADV INJURY	$1,000,00
					GENERAL AGGREGATE	$2,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER: POLICY / PROJECT / LOC				PRODUCTS - COMP/OP AGG	$2,000,000
A	AUTOMOBILE LIABILITY				COMBINED SINGLE LIMIT (Ea accident)	$1,000,000
	X ANY AUTO					
	ALL OWNED AUTOS				BODILY INJURY (Per person)	$
	SCHEDULED AUTOS					
	X HIRED AUTOS				BODILY INJURY (Per accident)	$
	X NON-OWNED AUTOS					
					PROPERTY DAMAGE (Per accident)	$
	GARAGE LIABILITY				AUTO ONLY - EA ACCIDENT	$
	ANY AUTO				OTHER THAN AUTO ONLY: EA ACC	$
					AGG	$
A	EXCESS LIABILITY				EACH OCCURRENCE	$5,000,000
	X OCCUR CLAIMS MADE				AGGREGATE	$5,000,000
						$
	DEDUCTIBLE					$
	RETENTION					$
B	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY				X WC STATUTORY LIMITS / OTHER	
					E.L. EACH ACCIDENT	$500,000
					E.L. DISEASE - EA EMPLOYEE	$500,000
					E.L. DISEASE - POLICY LIMIT	$500,000
	OTHER					

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS

Granite Properties Inc and "enter Partnership Name here" are included as Additional Insured under General Liability on a primary and non-contributory basis, as required by written contract - Endorsement Used - "enter # here" Umbrella is follow form.

CERTIFICATE HOLDER | ADDITIONAL INSURED; INSURER LETTER:

"enter Partnership Name here"
Granite Properties Inc
Attn: Dvlpmnt/Construction Dept
5800 Granite Parkway, Suite 750
Plano, TX 75024

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE

ACORD 25-S (7/97)
© ACORD CORPORATION 1988

Schedule C-2, Page 2

EXHIBIT D
DELIVERY DATE CERTIFICATE

This Acceptance of Premises Memorandum is being executed pursuant to that certain Ninth Amendment (the "Ninth Amendment") dated ____________, 2007 between Cumberland Office Park, LLC, a Georgia limited liability company, ("Landlord") and Anadarko Petroleum Corporation ("Tenant"), pursuant to which Landlord leased to Tenant and Tenant leased from Landlord approximately ______________ rentable square feet of additional space ________________________in the office building located at 1099 18th Street, Denver, Colorado 80202 (the "Building"). Landlord and Tenant hereby agree that:
1.The Delivery Date of the Floor ________ is _________________________, 20 ___.
2.The Expiration Date of the Lease is April 30, 2018.
3.All capitalized terms not defined herein shall have the meaning assigned to them in the Ninth Amendment.
Agreed and executed this _______ day of ___________________________, 2007.

LANDLORD:

Cumberland Office Park, LLC, a Georgia limited liability company

By: GPI Tower, Ltd., a Texas corporation, its sole member

By: SF Realty, Inc., a Texas corporation, its general partner

By: Name: Title:

TENANT:

Anadarko Petroleum Corporation

By: Name: Title:

Exhibit D

EXHIBIT E
RULES AND REGULATIONS
Note: In the event of any conflict between these Rules and Regulations and a tenant's lease, the provisions of the lease control.
1.Any sign, lettering, picture, notice, or advertisement installed within the Premises which is visible to the public from within the Building shall be installed at Tenant's cost and in such manner, character and style as Landlord may approve in writing. No sign, lettering, picture, notice or advertisement shall be placed on any outside window or in any position so as to be visible from outside the Building.
2.The sidewalks, walks, plaza entries, corridors, concourses, ramps, staircases, escalators and elevators of the Building shall not be obstructed or used by Tenant, or the employees, agents, servants, visitors or licenses of Tenant for any purpose other than ingress and egress to and from the Premises. No bicycle or motorcycle shall be brought into the Building or kept on the Premises without the prior written consent of Landlord.

3.	Tenant, its subtenants and its and their customers, invitees, licensees, and guests:
(a)shall not make noises, cause disturbances, create vibrations, odors or noxious fumes or use or operate any electrical or electronic devices or other devices that emit sound waves or are dangerous to other tenants and occupants of the Building or that would interfere with the operation of any device or equipment or radio or television broadcasting or reception from or within the Building or elsewhere, and shall not place or install any projections, antennae, aerials or similar devices inside or outside of the Premises;
(b)shall not place objects against glass partitions or doors or windows or adjacent to any open common space which would be unsightly from the Building corridors or from the exterior of the Building, and will promptly remove the same upon notice from Landlord;
(c)shall not waste, and shall not suffer or permit to be wasted, electricity or water and shall cooperate fully with Landlord to assure the most effective operation of the Building's heating and air conditioning;
(d)shall neither install nor operate machinery or any mechanical devices of a nature not directly related to Tenant's ordinary use of the Premises without the written permission of the Landlord;
(e)shall not use rest rooms or water fixtures for any purpose other than that for which they are designed;
(f)shall not mark upon, paint, cut, drill into, drive nails or screws into, or in any way deface the walls, ceiling partitions or floors of the Premises or of the Building; and
(g)shall not unduly obstruct any pipes, conduits and ducts in the Premises.
4.Only persons authorized by Landlord will be permitted to furnish newspapers, ice, drinking water, towels, barbering, shoe shining, janitorial services, floor polishing and other similar services and concessions to Tenant, and only at hours and under regulations fixed by Landlord.
5.Canvassing, soliciting or peddling in the Building and/or Building is prohibited, and Tenant shall cooperate to prevent same.
6.Tenant shall not do any cooking (other than warming in a microwave oven) or conduct any restaurant, luncheonette, automat or cafeteria for the sale or service of food or beverages to its employees or to others, or permit the delivery of any food or beverage to the Premises, except by such persons delivering the same as shall be approved by Landlord and only under regulations fixed by Landlord. Tenant may, however, operate a coffee bar by and for its employees.
7.No birds, fish tanks, or animals, except service animals, are allowed in the Building.
8.No additional locks or bolts of any kind shall be placed on any door in the Building or the Premises and no lock on any door therein shall be changed or altered in any respect. Landlord shall furnish two (2) keys for each lock on exterior doors to the Premises and shall, on Tenant's request and at Tenant's expense, provide additional duplicate keys. Tenant shall not make duplicate keys. All

Exhibit E – 1

keys shall be returned to Landlord upon the termination of this Lease, and Tenant shall give to Landlord explanations of the combinations of all safes, vaults and combination locks remaining with the Premises. Landlord may at all times keep a pass key to the Premises. All entrance doors to the Premises shall be left closed at all times and left locked when the Premises are not in use. Landlord agrees to furnish to Tenant, at Landlord's expense, 2 CardKeys for access to the Building during such times as the Building is not open to the public. Upon written request from Tenant, or other parties authorized by Tenant, Landlord will furnish additional CardKeys to Tenant at Tenant's expense. Should any CardKeys be lost or stolen, Tenant will immediately notify Landlord and Landlord will issue replacement CardKeys with a different computer code number. Such replacement CardKeys will be at Tenant's expense.
9.Tenant shall not bring or permit to be brought or kepi in or on the Premises or Building any inflammable, combustible, corrosive, caustic, poisonous, or explosive substance, or cause or permit any odors to permeate in or emanate from the Premises, or permit or suffer the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Building by reason of light, radiation, magnetism, noise, odors and/or vibrations, or interfere in any way with other tenants or those having business in the Building.
10.Tenant shall use no other method of beating or cooling, including, without limitation, space heaters or funs, than that supplied by Landlord.
11.No freight, furniture or bulky matter of any description will be received into the Building or carried into the elevators except in such a manner, during such hours and using such elevators and passageways as may be approved by Landlord, and then only upon having been scheduled in advance. Any band trucks, carryalls, or similar equipment used for the delivery or receipt of merchandise or equipment shall be equipped with rubber tires, side guards and such other safeguards as Landlord shall require.
12.Smoking shall not be permitted in any areas of the Premises or the Building (including but not limited to the parking garage, elevator lobbies, elevators, public corridors and restrooms), or within three feet of the exterior entrance to any doorway or entryway of the Building. Smoking shall only be permitted in those areas which have been designated as public smoking areas.
13.No window shades, blinds, screens, draperies or other window coverings will be attached or detached by Tenant without Landlord's prior written consent. Tenant agrees to abide by Landlord's rules with respect to maintaining uniform curtain, draperies and/or linings at all windows and hallways.
14.Landlord shall have the right to exclude any person from the Building other than during Business Hours, and any person in the Building will be subject to identification by employees and agents of Landlord. All persons in or entering the Building shall be required to comply with the security policies of the Building. If Tenant desires any additional security service for the Premises, Tenant shall have the right (with the advance written consent of Landlord) to obtain such additional service at Tenant's sole cost and expense. Tenant shall keep doors to unattended areas locked and shall otherwise exercise reasonable precautions to protect property from theft, loss or damage. Landlord shall not be responsible for the theft, loss or damage of any property or for any error with regard to the exclusion from or admission to the Building of any person. In case of invasion, mob, riot or public excitement, Landlord reserves the right to prevent access to the Building during the continuance of same by closing the doors or taking other measures for the safety of the tenants and protection of the Building and property or persons therein.
15.Only workmen employed, designated or approved by Landlord may be employed for repairs, installations, alterations, painting, material moving and other similar work that may be done in or on the Premises. Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service on or to the Premises for Tenant to Landlord for Landlord's approval and supervision before performance of any contractual service. This provision shall apply to all work performed in the Building including installation of cabling, telephones, computer equipment, electrical devices and attachments and installations of any nature affecting floors, walls, woodwork, trim, windows, ceilings equipment or any other physical portion of the Building.
16.Tenant shall give notice to Landlord, as soon as reasonably practicable, in case of theft, unauthorized solicitation or accident in the Premises or in the Building or of defects therein or in any fixtures or equipment, or of any known emergency in the Building.
17.The requirements of Tenant will be attended to only upon application of Landlord in the Building or at such other address as may be designated by Landlord in the Lease. Employees of Landlord shall not perform any work or do anything outside of their regular duties, unless under special instructions from the office of Landlord.

Exhibit E – 2

18.Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building.
19.Tenant, its employees, agents, contractors, and invitees will comply with the rules and regulations of the Association regarding the use and occupancy of the common areas of the Condominium Project.
20.The "UPS/Battery Backup System Rules and Regulations" attached hereto are incorporated in these Rules and Regulations.
21.Landlord reserves the right to modify and make such other and further reasonable rules and regulations as in its judgment may, from time to time, be needful and desirable for the safety, security, care and cleanliness of the Premises and preservation of good order therein.

Exhibit E – 3

UPS/BATTERY BACKUP SYSTEM RULES AND REGULATIONS
A.General Guidelines–

1.
Tenant shall operate all equipment that is specified as "Stored Electrical and Standby Power Systems" in a safe and reasonable manner and follow manufacturer's operating, replacement, and maintenance instructions. Systems covered in this policy are used for standby power, emergency power, or uninterruptible power supplies ("UPS") and may include different type of batteries (including individual systems for stand-alone desktop computers), conductors, disconnecting means and over-current protective devices, transfer switches, and all control, supervisory, and support devices up to and including the load terminals of the transfer equipment needed for the system to operate with a safe and reliable source of electrical power (collectively, a "System").

2.	Installation of all Systems must comply with all national, state, and city local Codes.

3.
Tenants operating a System must take the required steps during any equipment failure to protect life safety, personal and real property. If System equipment is showing signs of a problem (which in Landlord's reasonable discretion threatens the health and safety of the Building and its tenants), and the appropriate personnel in charge of the equipment cannot be located, Building Management, as Agent for Landlord, is authorized to take any reasonable action, including removal of batteries from service and/or activating the emergency power-off ("EPO") switch to remove such equipment from the main Building electrical grid and/or by utilizing any other service disconnects available. Building Management and/or Landlord will have no liability to Tenant for actions taken hereunder in connection with an actual or threatened System failure.

4.
If a System does not require an annual permit from the Fire Department because of equipment size, Landlord will require evidence that the tenant/owner of such System maintains the System batteries and equipment per the manufacturer's instructions.

B.Tenant's Required Preventive Measures–Each Tenant with a System must:

1.	Have a battery failure response policy.

2.	Have available proper spill containment products, when applicable.

3.	Train staff concerning policy and when to use containment products.

4.	Identify all battery products and quantities. Determine what placards and permits are required by your fire district and/or Building Management.

5.	Identify and properly label all EPO and battery disconnects in the Premises.

6.	Maintain and verify battery room temperature and chare voltages.

7.	Perform at least quarterly maintenance inspections per IEEE-1188 (recommended practice for maintenance, testing, and replacement of valve-regulated lead-acid batteries for stationary applications).

8.	Submit to Landlord annually, on the anniversary date of tenant's lease, a copy of tenant's preventive maintenance inspection and policies as set forth above.
C.Required Actions Upon Threatened or Actual System Failure–

1.	Call the Fire Department.

2.
Activate EPO. This is REQUIRED by Fire/Building Codes. The EPO cuts power to and from the UPS and terminates all power to the room. Should tenant be reluctant to activate the EPO, Landlord's Agent or designated contractor has the authority to do so, in order to protect tenant and the Building.

3.	Contact Building Management.

4.	Contain spill.

5.	Call service technician who is to properly dispose of the failed batteries.
D.Disposal–Small UPS/Battery Unit

1.	Follow the Universal Waste Guidelines established by the EPA. Spent lead-acid battery becomes a waste product. To find technical requirements, visit www.epa.gov/epaoswer/hazwaste/id/univwast/wasts.

Exhibit E – 4

2.
End-of-life electronic equipment from your business can no longer be accepted for disposal at municipal solid waste landfills. As a result, you are responsible for meeting all of the applicable requirements for locating a hazardous waste disposal facility that can accept this waste. Visit www.grxrecycles.com for your recycling needs.

E.For Your Information, Signs of Battery Failure Include–

1.	Strong rotten-egg smell (gassing)

2.	Hissing or popping sounds from the jar (gassing)

3.	Excessive heat in one or more cells (also known as thermal runaway) (hot cells too hot to touch)

4.	Fire or melting of the posts or jar cases (fire or smoke)

5.	Exploded or severely damaged jars.

Exhibit E – 5

EXHIBIT F
PARKING AGREEMENT
Cumberland Office Park, LLC, a Georgia limited liability company, as Landlord, and Anadarko Petroleum Corporation, as Tenant, have executed simultaneously with this Ninth Amendment to Lease dated February 16, 2007 (the "Ninth Amendment'') pursuant to an existing lease (collectively, the "Original Lease" and the Ninth Amendment thereto are referred to as the "Lease") pertaining to certain space in the building located at 1099 18th Street, Denver, Colorado (the "Building"), to be occupied by Tenant. In consideration of the mutual covenants herein contained, Landlord and Tenant further agree as follows:
Below the Building in which the Premises are located is a parking garage for the benefit of tenants and the general public (hereinafter called "Parking Garage"). Landlord does not operate or manage the Parking Garage, but maintains a management agreement with an independent contractor (hereinafter called "Operator") for the management and operation of the Parking Garage. In order to rent parking spaces in the Parking Garage, Tenant must contract separately with the Operator for such rentals.
(a)Landlord has previously made available to Tenant 168 spaces of which 15 are reserved (the "Initial Parking Spaces") and for which the rates are set pursuant to Schedule 3 to the Ninth Amendment through December 31, 2010.
(b)Landlord shall make available for Tenant, and Tenant shall have a non-assignable option to rent from the Operator, up to 1.1 unreserved parking spaces per rentable square foot of the Expansion Space pursuant to this Ninth Amendment of which 10% of such spaces may be reserved (the "Expansion Space Parking Spaces") located in the Parking Garage at the prevailing monthly rate posted by the Operator as of January 1, 2008, as increased from time to time; provided that the parking rate for the Expansion Space Parking Spaces for the period from January 1, 2008 through December 31, 2012, shall not increase over the rate as of January 1, 2008 by more than 10% per year compounded annually.
(c)Commencing January 1, 2011, the parking rate for the Initial Parking Spaces will be the then effective rate for the Expansion Space Parking Spaces, including the cap in effect through 2012.
(d)Commencing January 1, 2013, the rate for all parking spaces will be the then market rate from time to time.
(e)Any additional spaces added during the Term shall be at the market rate in effect as of the date that such spaces are added.
(f)Tenant must exercise its option for parking spaces by renting the Parking Spaces for the Term directly from the Operator within ninety (90) days after the Delivery Date for the square footage to which such spaces relate.
(g)The Parking Spaces shall only be used by Tenant's employees, contractors or licensees working at the Building.
The terms and conditions of Tenant's rental shall be governed and fixed solely by the rental agreement between Tenant and Operator, however, Tenant's failure to comply with any term of any such rental agreement shall constitute a default under the Lease. In the event that Tenant chooses to rent the Parking Spaces from the Operator as provided for herein, Tenant shall be responsible for payment to the Operator of a refundable security deposit for each parking card issued by the Operator in connection with Tenant's. rental of the Parking Spaces (the "Security Deposit"). The Security Deposit shall be in an amount to be determined by the Operator in its sole discretion. Notwithstanding anything in this Agreement or the Lease to the contrary, in no event shall Landlord be responsible for payment of the Security Deposit to the Operator on behalf of Tenant. Payment and refund of the Security Deposit shall be governed and fixed solely by the rental agreement between Tenant and Operator. Landlord's holding of Parking Spaces shall not constitute any assumption of and Tenant hereby releases Landlord from any and all liability with respect to such rentals, and any and all damage, Joss or injury with respect to such rentals shall be at the sole risk of Tenant unless otherwise provided by Operator under the rental agreement.
The provisions of this Agreement with respect to the Parking Spaces supplement but are subject to all provisions of the Ninth Amendment. Capitalized terms not otherwise defined in this Agreement have the same meaning as the same terms have in the Ninth Amendment.

Exhibit F

LANDLORD:	TENANT:

Cumberland Office Park, LLC, a Georgia limited liability company	Anadarko Petroleum Corporation

By: GPI Tower, Ltd., a Texas limited partnership, its sole member

By: SF Realty, Inc., a Texas corporation, its general partner	By /s/ Robert K. Reeves Name Robert K. Reeves Title Gen Counsel & Chief Admin Offcr
By /s/ Stephanie T. Lawrence Name Stephanie T. Lawrence Title Vice President - Managing Director - Denver

Exhibit F

Exhibit G
Insurance Certificate

Exhibit G - 1

CERTIFICATE OF INSURANCE

ISSUE DATE October 1, 2006

PRODUCER

Jardine Lloyd Thompson, LLC
5847 San Felipe, Suite 2750
Houston, TX 77057

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

COMPANIES AFFORDING COVERAGE

INSURED

Insurer A	ACE American Insurance Company
Insurer B	AAIC ACE American Insurance Company
Insurer C	
Insurer D	
Insurer E	

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

CO LTR	TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFECTIVE DATE (MM/DD/YY)	POLICY EXPIRATION DATE (MM/DD/YY)	LIMITS	
	GENERAL LIABILITY [ ] COMMERCIAL GENERAL LIABILITY [ ] CLAIMS MADE [ ] OCCUR				GENERAL AGGREGATE	$
					PRODUCTS-COMP/OP AGG.	$
					PERSONAL & ADV. INJURY	$
					EACH OCCURRENCE	$
					FIRE DAMAGE (Any one fire)	$
					MED EXPENSE (Any one person)	$
A	AUTOMOBILE LIABILITY [X] ANY AUTO [ ] ALL OWNED AUTOS [ ] SCHEDULED AUTOS [X] HIRED AUTOS [X] NON-OWNED AUTOS [ ] GARAGE LIABILITY OTHER	ISA H08227998	10/1/2006	6/30/2007	COMBINED SINGLE LIMIT	$ 1,000,000
					BODILY INJURY (Per person)	$
					BODILY INJURY (Per accident)	$
					PROPERTY DAMAGE	$
	EXCESS LIABILITY [ ] UMBRELLA FORM [ ] OTHER THAN UMBRELLA FORM				EACH OCCURRENCE	$
					AGGREGATE	$
B	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY	WLR C4444950A	10/1/2006	6/30/2007	STATUTORY LIMITS	
					EACH ACCIDENT	$ 1,000,000
					DISEASE-POLICY LIMIT	$ 1,000,000
					DISEASE EACH EMPLOYEE	$ 1,000,000
	OTHER:				EACH OCCURRENCE/AGGREGATE	

RE: PLAZA TOWER OFFICE IT IS HEREBY AGREED THAT CUMBERLAND OFFICE PARK, LLC AND GRANITE PROPERTIES INC ARE NAMED AS ADDITIONAL INSURED AS PERTAINS TO AUTO LIABILITY.

CERTIFICATE HOLDER

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 15 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES.

AUTHORIZED REPRESENTATIVE
Jardine Lloyd Thompson, LLC

THIS CERTIFICATE SUPERSEDES ANY PREVIOUSLY ISSUED CERTIFICATES.

Exhibit G - 2

EXHIBIT H
Subordination, Non-Disturbance and Attornment Agreement
Record and return to:
Principal Life Insurance Company
801 Grand Avenue
Des Moines, IA 50392-1360
ATTN: Debra Reinard
SUBORDINATION, NON-DISTURBANCE
AND ATTORNMENT AGREEMENT
THIS AGREEMENT, made and entered into as of the _______ day of _________________,2007, by and between PRINCIPAL LIFE INSURANCE COMPANY, an Iowa corporation, with a principal office at c/o Principal Real Estate Investors, LLC, 801 Grand Avenue, Des Moines, Iowa 50392-1360 (hereinafter called "Lender"), CUMBERLAND OFFICE PARK, LLC, a Georgia limited liability company, with its principal office at 5800 Granite Parkway, Suite 750, Plano, Texas 75024 (hereinafter called "Lessor"), and Anadarko Petroleum Corporation (successor-in-interest to Western Gas Resources, Inc.), with its principal office at 1099 18th Street, Suite 1200, Denver, Colorado 80202 (hereinafter called "Lessee");
WITNESSETH:
WHEREAS, Lessee has by a written lease of dated as of July 30, 2002 ("Original Lease"), as amended by (i) that certain First Amendment to Lease dated as of September 10, 2002, (ii) that certain Second Amendment to Lease dated as of July 23, 2004, (iii) that certain Third Amendment to Lease dated as of November 1, 2004, (iv) that certain Fourth Amendment to Lease dated as of December 31, 2004, (v) that certain Fifth Amendment to Lease dated as of April 20, 2005, (vi) that certain Sixth Amendment to Lease dated as of May 18, 2005, (vii) that certain Seventh Amendment to Lease dated as of June 15, 2005, (viii) that certain Eighth Amendment to Lease dated as of November 15, 2005 and (ix) that certain Ninth Amendment to Lease dated as of February ____, 2007; (provided that the effective agreements are the Original Lease and the Ninth Amendment, collectively, the "Lease") leased from Lessor, certain premises at 1099-18ththereon located in the City of Denver, State of Colorado, as more particularly described in Exhibit A attached hereto (the "Demised Premises"); and
WHEREAS, Lessor has previously encumbered the Demised Premises as security for a loan (the "Loan") from Lender to Lessor in the form of a deed of trust (hereinafter called the "Mortgage"); and
WHEREAS, Lessee, Lessor and Lender have agreed to the following with respect to their mutual rights and obligations pursuant to the Lease and the Mortgage;
NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) paid by each party to the other and the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
(1)Lessee's interest in the Lease and all rights of Lessee thereunder, including but not limited to, any purchase option or right of first refusal in connection with a sale of the Demised Premises, if any, shall be and are hereby declared subject and subordinate to the Mortgage upon the Demised Premises and its terms, and the term "Mortgage" as used herein shall also include any amendment, supplement, modification, renewal, refinance or replacement thereof. Lender further agrees not to join Lessee in any foreclosure proceeding except to the extent necessary under applicable law, but such joinder shall not be in derogation of the rights of Lessee as set forth in this Agreement.

Exhibit H – 1

(2)In the event of any foreclosure of the Mortgage or any conveyance in lieu of foreclosure, provided that the Lessee shall not then be in default beyond any grace period under the Lease and that the Lease shall then be in full force and effect, then Lender shall neither terminate the Lease nor join Lessee in foreclosure proceedings, nor disturb Lessee's possession, and the Lease shall continue in full force and effect as a direct lease between Lessee and Lender. In the event Lender, its successors and/or assigns acquire the Demised Premises through foreclosure proceedings, deed-in-lieu of foreclosure, or otherwise, such event shall not activate Lessee's purchase option or right of first refusal.
(3)After the receipt by Lessee of notice from Lender of any foreclosure of the Mortgage or any conveyance of the Demised Premises in lieu of foreclosure, Lessee will thereafter attorn to and recognize Lender or any purchaser at any foreclosure sale or otherwise as its substitute lessor DI\ the terms and conditions set forth in the Lease.
(4)Lessee hereby agrees that if Lessee has the right to terminate the Lease or to claim a partial or total eviction, or to abate or reduce rent due to a Lessor default under the Lease, Lessee shall give Lender, by certified mail, return receipt requested, or by reputable overnight courier, a copy of any notice of default (or notice of termination under paragraph 15 of the Ninth Amendment) served on Lessor, at Lender's address set forth above or at such other address as to which Lessee has been notified in writing. Except with respect to a termination under paragraph 15 of the Ninth Amendment, if Lessor shall have failed to cure such default within the time provided for in the Lease, then Lender shall have an additional ten (10) days within which to cure any default capable of being cured by the payment of money and an additional thirty (30) days within which to cure any other default or if such other default cannot be cured within that time, then such additional time as may be necessary (but in no event more than one hundred eighty (180) days) to cure such other default shall be granted if within such thirty (30) days Lender has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued. Lender acknowledges that Lessee has the right to offset against Rent otherwise payable to Lessor amounts the landlord under the Lease fails to pay to Lessee as described in paragraphs 26(h) and (i) of the Original Lease and paragraphs 20, 21, 22, 29, 32, and 36 of the Ninth Amendment (collectively, the "Offset Right"), and notwithstanding any provisions of this Agreement to the contrary, nothing in this Agreement will be construed to diminish or otherwise modify Tenant's Offset Right.
(5)Lessee agrees that if the Lease is terminated, Lessee will remit any payments made in connection with such termination directly and immediately to Lender. Lessor hereby agrees that such payments shall be held by Lender in an interest bearing account as additional security for the Loan, and applied at Lender's sole discretion.
(6)This Agreement and its terms shall be governed by the laws of the state where the Demised Premises are located and shall be binding upon and inure to the benefit of Lender, Lessor and Lessee and their respective successors and assigns, including, without limitation, any purchaser at any foreclosure sale or otherwise. This Agreement may not be modified orally or in any manner other than by an agreement, in writing, signed by the parties.
(7)This Agreement may be executed in counterparts, each of which shall be deemed to be an original, and such counterparts when taken together shall constitute but one agreement.

[SIGNATURES FOLLOW ON NEXT THREE PAGES]

Exhibit H – 2

IN WITNESS WHEREOF, this Agreement to be fully executed under seal on the day and year first above written.
LESSOR:
Cumberland Office Park, LLC,
a Georgia limited liability company

By:	GPI Tower, Ltd., a Texas limited:
partnership, its sole member

By:	SF Realty, Inc., a Texas corporation,
its general partner
By: _______________________________________
Name: _____________________________________
Title: ______________________________________

STATE OF ________________ )
) SS
COUNTY OF ______________ )
I, ______________________, Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that ______________,as _____________________ of SF Realty, Inc., a Texas corporation, the general partner of GPI Tower, Ltd, a Texas limited partnership, the sole member of CUMBERLAND OFFICE PARK, LLC, a Georgia limited liability company, who is personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that (he/she) signed and delivered the said instrument as (his/her) own free and voluntary act and as the free and voluntary act on behalf of such limited liability company, for the uses and purposes therein set forth.
GIVEN under my hand and Notarial Seal this ________ day of ______________, 2007.

___________________________________________
NOTARY PUBLIC
My Commission Expires: _______________________

Exhibit H – 3

LENDER:
ANADARKO PETROLEUM CORPORATION,
a Delaware corporation

By: _______________________________________
Name: _____________________________________
Title: ______________________________________

STATE OF ____________    )
) SS
COUNTY OF __________    )
I, ________________________, Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that __________________ and _______________________, who are personally known to me to be the _______ President and ____________________ Secretary of _____________________, a __________, and the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that they signed and delivered the said instruments as _____________ President and ______________ Secretary of said corporation and that the said __________________ Secretary then and there caused the corporate seal of said corporation to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation, as (his/her) own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.
GIVEN under my hand and Notarial Seal this ___ day of __________________, 2007.

___________________________________________
NOTARY PUBLIC
My Commission Expires: _______________________

Exhibit H – 4

LENDER:
PRINCIPAL LIFE INSURANCE COMPANY,
an Iowa corporation

By: _______________________________________
Name: _____________________________________
Title: ______________________________________

STATE OF ____________    )
) SS
COUNTY OF __________    )
I, ________________________, Notary Public in and for said County, in the State aforesaid, DO HEREBY CERTIFY, that __________________ and _______________________, who are personally known to me to be the _______ President and ____________________ Secretary of Principal Life Insurance Company, an Iowa corporation, and the same persons whose names are subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that they signed and delivered the said instrument as _____________ President and ______________ Secretary of said corporation and that the said __________________ Secretary then and there caused the corporate seal of said corporation to be affixed thereto, pursuant to authority given by the Board of Directors of said corporation, as (his/her) own free and voluntary act and as the free and voluntary act of said corporation, for the uses and purposes therein set forth.
GIVEN under my hand and Notarial Seal this ___ day of __________________, 2007.

___________________________________________
NOTARY PUBLIC
My Commission Expires: _______________________

Exhibit H – 5

EXHIBIT A
LEGAL DESCRIPTION and PREMISES DESCRIPTION
Unit l, BLOCK 95 CONDOMINIUMS, according to the Master Declaration of Block 95 Condominiums recorded August 31, 2005 under Reception No. 2005147039, as amended by the Amended and Restated Master Declaration of Block 95 Condominiums recorded December 19, 2005 at Reception No. 2005215222, and the Condominium Map thereof recorded August 31, 2005 under Reception No. 2005147040, as amended by the Amended and Restated Condominium Map recorded on December 19, 2005 at Reception No. 2005215223, in the records of the Clerk and Recorder of the City and County of Denver, State of Colorado.

ATTACH PREMISES DESCRIPTION

Exhibit H – 6

EXHIBIT H-1
Lessee's Estoppel

To:    Principal Life Insurance Company, its successors and assigns ("Lender")
c/o Principal Real Estate Investors, LLC
801 Grand Avenue
Des Moines, Iowa 50392-1360 Attn: Commercial Real Estate

Re:
Lease (the "Lease") dated [DESCRIBE], between Cumberland Office Park, LLC, as landlord ("Lessor"), and                 , as tenant ("Lessee") of certain real property in the City and County of Denver, State of Colorado, having a street address of 1099-18th Street, Suite 1900 (the "Property").

Lessee hereby certifies the following representations with respect to the Lease are accurate and complete as of the date hereof with the understanding that Lender will rely upon the representations in connection with a loan to Lessor (the "Loan") and accepting an assignment of the Lessor's interest in the Lease as additional security for making the Loan:
1.The following are the pertinent terms of the Lease: --
a.Current Monthly Base Rent:                     .
b.Commencement Date:                     , 2006.
c.Termination Date:                     , 20    .
2.Lessee has accepted the Property and taken possession thereof without any existing condition or qualification and is in full, physical occupancy and operation at the Property. Lessee has not given any notice of termination or intent to vacate the Property. Both Lessor and Lessee have completed and complied with all required conditions precedent to such acceptance and possession and there are not outstanding sums due Lessee pursuant to the terms of the Lease.
3.The monthly rent due is continuing and is not past due or delinquent in any respect. Lessee has not and shall not prepay any of the rents under the Lease more than one (1) month in advance. As of the date hereof, Lessee has no defense as to its obligations under the Lease and asserts no set-off, claim, or counterclaim against Lessor.
4.Neither Lessee nor Lessor is in default under the Lease. The Lease is in full force and effect and has not been supplemented or amended, nor has any portion of the Property leased by Lessee been sublet.
IN WITNESS WHEREOF, this certificate has been duly executed and delivered by the authorized officers of the undersigned as of             ,2006.

By
Name:
Title:

Exhibit H-1

EXHIBIT I
TENANT EXTERIOR SIGN ON BUILDING AND MONUMENT SIGN LOCATIONS
1.Utilities. Tenant shall reimburse Landlord for any utilities consumed by the Sign (if Landlord expressly permits the sign to be illuminated in writing), as reasonably estimated by Landlord's engineer, within thirty (30) days after billing.
2.Access, Design and Installation. Landlord shall permit Tenant reasonable access to the Sign for the purposes permitted hereunder, during normal business hours at the Property upon reasonable advance notice and scheduling through Landlord's management and security personnel. Access after normal business hours may be granted by Landlord in its reasonable discretion, and for such reasonable charges as Landlord shall impose. Landlord reserves the right to inspect and make repairs, additions or alterations to the Sign Space or area of the Property where the Sign Space is located. In connection with exercising such rights, if Landlord needs to temporarily disconnect the Sign, Landlord will notify Tenant to minimize impact thereof. Tenant shall not install the Sign or thereafter make any alterations, or additions to the Sign without Landlord's prior written consent. Landlord shall approve or reject the proposed installation of the Sign within a reasonable time after Tenant submits (a) plans and specifications for the installation of the Sign, (b) copies of all required governmental and quasi-governmental permits, licenses, and authorizations which Tenant will obtain at its own expense, and (c) a certificate of insurance evidencing the coverage required by Landlord set forth on Schedule I-1 hereto. Tenant's Sign plans must be professionally prepared and shall show all aspects of the design, including, but not limited to, font of lettering, number of letters, content, color and finish, type and quality of materials, dimensions of the Sign and of every detail (including letters), and all other details of the Sign, placement of the Sign, and whether (and in what manner) it will be illuminated. Landlord may withhold approval of any aspect of the Sign plans affecting the appearance or image of the Property in Landlord's sole and absolute discretion (other than the content of the name set forth above), but shall not unreasonably withhold approval of other aspects of the Sign plans. Landlord may require that any installation or other work be done in accordance with any Property rules, standards or other requirements for installations and/or under the supervision of Landlord's employees or agents, and in a manner so as to avoid damage to the Property. All installation work shall be performed in a good and workmanlike manner, in accordance with all governmental requirements and in accordance with all provisions of the Lease respecting Work to the Premises.
3.Condition; Permits. Tenant agrees that Tenant has inspected the Sign Space and agrees to accept the same hereunder "as is". Landlord does not represent or warrant that the Sign or its placement in the Sign Space will be suitable for Tenant's purposes. Tenant shall at all times comply with any applicable federal, state, county or local laws or ordinances, and all applicable covenants, conditions and restrictions, pertaining to Tenant's installation and use of the Sign. Tenant's failure or inability to obtain any necessary permits, approvals, variances or waivers respecting the Sign and Sign Space shall not excuse Tenant from any obligations under this Lease; any variances or waivers shall be subject to Landlord's prior written approval to determine whether such variances or waivers may limit any rights to place or maintain other signs at the Property or otherwise adversely affect Landlord.
4.Roof or Other Property Damage; Removal. Tenant shall take all appropriate actions to prevent any roof or building leaks or other damage or injury to the Sign Space or the Property or contents thereof (collectively, "Property Damage") caused by Tenant's use of the Sign Space or its installation, use, maintenance or removal of the Sign, and shall promptly notify Landlord of any such Property Damage. In the event of any such Property Damage, Landlord may: (i) require that Tenant pay Landlord's reasonable costs for repairing such Property Damage within thirty (30) days after Landlord submits an invoice and reasonable supporting documentation therefor, or (ii) require that Tenant perform the necessary repairs in a good and workmanlike manner using a contractor designated or approved by Landlord at Tenant's expense within thirty (30) days after Landlord's notice. Upon termination of the Lease or this Exhibit, by expiration or otherwise, Tenant shall disconnect and remove the Sign. If Tenant does not immediately remove the Sign when so required, Tenant hereby authorizes Landlord to remove and dispose of the Sign and Tenant shall promptly pay Landlord's reasonable charges for doing so. Landlord shall not be liable for any property so disposed or removed by Landlord.
5.Miscellaneous Sign Provisions. Tenant shall maintain the Sign in good, sightly and first class appearance, condition and repair, and so as not to detract from the appearance or image of the Property. Tenant shall ensure that the Sign is fully and completely illuminated each night between sunset and midnight (or such other time as Tenant reasonably requests, but not beyond sunrise), at Tenant's sole cost and expense. Landlord reserves the right to take, or to grant others the right to take, pictures or films of the Property, and to use the same as Landlord wishes without compensation to Tenant. If Tenant shall fail to maintain, repair, or illuminate (if approved or required by Landlord hereunder), the Sign in the condition required hereunder for 24 hours after written notice by Landlord (or such reasonable time thereafter provided Tenant has commenced the process of such repair and is diligently pursuing its completion), Landlord may so repair, maintain and illuminate the Sign, at Tenant's cost and expense (which Tenant shall

Exhibit I – 1

pay to Landlord as additional rent, when billed by Landlord), without limiting Landlord's other rights and remedies. Once installation of the Sign has commenced, it shall be completed as soon as possible. Tenant shall ensure that the Sign does not interfere with any views from any windows in the Property, nor interfere in any way with the ability of Landlord or its tenants and occupants of the Property and neighboring properties to receive radio, television, telephone, microwave, short-wave, long-wave or other signals of any sort that are transmitted through the air or atmosphere, nor interfere with the use of electric, electronic or other facilities, appliances, personal property and fixtures, nor interfere in any way with the use of any antennas, satellite dishes or other electronic or electric equipment or facilities currently or hereafter located on or about the Property or other property.
6.Other Provisions. Except to the extent expressly inconsistent herewith, all rights and obligations of the parties respecting the Premises under the Lease shall apply to the Sign Space, including, without limitation, obligations respecting compliance with Laws, hazardous materials, repairs, casualty damage, indemnities and insurance (including waivers of insurers' subrogation rights). At Landlord's option by written notice to Tenant, the License Term shall not commence until Tenant and its employees are occupying at least one half of the rentable area of the Premises, and shall terminate at any time thereafter that Tenant and its Affiliates cease to occupy at least seven (7) floors at the Building (whether such cessation is due to Tenant having assigned its rights under the lease or having subleased a portion or portions of such space, or having actually vacated such space or a portion thereof, and without limitation as to any other rights available to Landlord to terminate this license).

Exhibit I – 2

APPROXIMATE LOCATIONS OF

BLOCK SIGNAGE

and

BUILDING MONUMENT SIGNAGE

(1)
(2)
18TH STREET
(1)
CURTIS STREET
BRIDGE
ARAPAHOE STREET
19TH STREET
(1)

(1) BLOCK SIGNAGE

(2) BUILDING MONUMENT SIGNAGE

Exhibit I – 3

BLOCK SIGNAGE
At the 18th & Curtis and 18th & Arapahoe corners, the sign would have the following:
Granite Tower
The Ritz-Carlton
The Apartments
The Athletic Club
The Ritz-Carlton Residences
Elway's
At the 19th & Arapahoe corner, the sign would have the following:
The Apartments
Granite Tower
The Ritz-Carlton
The Athletic Club
Subject to final approval by the Condominium Association.
BUILDING MONUMENT SIGNAGE
The building Monument Signage would have:
Granite Tower
Anadarko
Anadarko (2 slots)
Tenant C (no competitor to Anadarko)
Tenant D
Tenant E
1099 18th Street

Exhibit I – 4

Exhibit I – 5

SCHEDULE I-1
SIGN INSURANCE REQUIREMENTS

If Sign can be accessed from Ground

SAMPLE CERTIFICATE OF INSURANCE

ISSUE DATE: 1/1/2004

PRODUCER: Name of Insurance Agency Insurance Agency Address City, State Zip Code Phone Number	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. COMPANIES AFFORDING COVERAGE Company Letter: A ABC COMPANY
INSURED Name of Contractor Contractor Address City, State Zip Code	Company Letter: B ABC COMPANY Company Letter: C Company Letter: D Company Letter: E

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFEC. DATE	POLICY EXPIRATION DATE	LIMITS	
GENERAL LIABILITY __X__ COMMERCIAL GENERAL LIABILITY ____ CLAIMS MADE __X__ OCCUR. ____ OWNER'S & CONTRACTOR'S PROT.	ABCDE12345	01/01/2004	12/31/2004	General Aggregate	2,000,000
				Products-Comp/OP Agg.	2,000,000
				Personal & Adv. Injury	1,000,000
				Each Occurrence	1,000,000
				Fire Damage (Any one fire)	300,000
				Med. Expense (Any 1 person)	10,000
AUTOMOBILE LIABILITY __x__ ANY AUTO ____ ALL OWNED AUTOS ____ SCHEDULED AUTOS ____ HIRED AUTOS ____ NON-OWNED AUTOS ____ GARAGE LIABILITY				Combined Single Limit	1,000,000
				Bodily Injury (Per Person)	
				Bodily Injury (Per Accident)	
				Property Damage	
EXCESS LIABILITY __x__ UMBRELLA FORM ____ OTHER THAN UMBRELLA FORM	ABCDE12345	01/01/2004	12/31/2004	Each Occurrence	4,000,000
				Aggregate	4,000,000
WORKER'S COMPENSATION AND EMPLOYERS' LIABILITY	ABCDE12345	01/01/2004	12/31/2004	__x__ STATUTORY LIMITS	
				Each Accident	500,000
				Disease-Policy Limit	500,000
				Disease-Each Employee	500,000
PERSONAL PROPERTY 100% REPLACEMENT COST	ABCDE12345	01/01/2004	12/31/2004	100% Replacement Cost	

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

CUMBERLAND OFFICE PARK, LLC AND GRANITE PROPERTIES, INC. ARE LISTED AS ADDITIONAL INSURED.

CERTIFICATE HOLDER	CANCELLATION
CUMBERLAND OFFICE PARK, LLC c/o GRANITE PROPERTIES, INC. 1099 18TH STREET, SUITE 2960 DENVER, CO 80202	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 10 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES. AUTHORIZED REPRESENTATIVE (REPRESENTATIVE'S SIGNATURE)

Schedule I-1

Schedule I - 1

If only access to sign is off roof

SAMPLE CERTIFICATE OF INSURANCE

ISSUE DATE: 1/1/2004

PRODUCER: Name of Insurance Agency Insurance Agency Address City, State Zip Code Phone Number	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.
	COMPANIES AFFORDING COVERAGE
	Company Letter: A ABC COMPANY
INSURED Name of Contractor Contractor Address City, State Zip Code	Company Letter: B ABC COMPANY
	Company Letter: C
	Company Letter: D
	Company Letter: E

COVERAGES

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

TYPE OF INSURANCE	POLICY NUMBER	POLICY EFFEC. DATE	POLICY EXPIRATION DATE	LIMITS	
GENERAL LIABILITY __X__ COMMERCIAL GENERAL LIABILITY ____ CLAIMS MADE __X__ OCCUR. ____ OWNER'S & CONTRACTOR'S PROT.	ABCDE12345	01/01/2004	12/31/2004	General Aggregate	2,000,000
				Products-Comp/OP Agg.	2,000,000
				Personal & Adv. Injury	1,000,000
				Each Occurrence	1,000,000
				Fire Damage (Any one fire)	300,000
				Med. Expense (Any 1 person)	10,000
AUTOMOBILE LIABILITY __x__ ANY AUTO ____ ALL OWNED AUTOS ____ SCHEDULED AUTOS ____ HIRED AUTOS ____ NON-OWNED AUTOS ____ GARAGE LIABILITY				Combined Single Limit	1,000,000
				Bodily Injury (Per Person)	
				Bodily Injury (Per Accident)	
				Property Damage	
EXCESS LIABILITY __x__ UMBRELLA FORM ____ OTHER THAN UMBRELLA FORM	ABCDE12345	01/01/2004	12/31/2004	Each Occurrence	9,000,000
				Aggregate	9,000,000
WORKER'S COMPENSATION AND EMPLOYERS' LIABILITY	ABCDE12345	01/01/2004	12/31/2004	__x__ STATUTORY LIMITS	
				Each Accident	500,000
				Disease-Policy Limit	500,000
				Disease-Each Employee	500,000
PERSONAL PROPERTY 100% REPLACEMENT COST	ABCDE12345	01/01/2004	12/31/2004	100% Replacement Cost	

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/SPECIAL ITEMS

CUMBERLAND OFFICE PARK, LLC AND GRANITE PROPERTIES, INC. ARE LISTED AS ADDITIONAL INSURED.

CERTIFICATE HOLDER	CANCELLATION
CUMBERLAND OFFICE PARK, LLC **c/o GRANITE PROPERTIES, INC.** **1099 18TH STREET, SUITE 2960** **DENVER, CO 80202**	SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING COMPANY WILL ENDEAVOR TO MAIL 10 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT, BUT FAILURE TO MAIL SUCH NOTICE SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE COMPANY, ITS AGENTS OR REPRESENTATIVES. AUTHORIZED REPRESENTATIVE (REPRESENTATIVE'S SIGNATURE)

Schedule I - 2